As Filed with the Securities and Exchange Commission on August 6, 2010

Securities Act Registration No. 333-

Investment Company Registration No. 811-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[    ] Pre-Effective Amendment No. __

  [    ] Post-Effective Amendment No. __

and/or

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[    ] Amendment No. __

COHEN & STEERS MLP FUND, INC.

(Exact Name of Registrant as Specified in Charter)

280 Park Avenue

New York, New York 10017

(Address of Principal Executive Offices)

(212) 832-3232

(Registrant’s Telephone Number, including Area Code)

Tina M. Payne, Esq.

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(212) 832-3232

(Name and Address of Agent for Service)

With Copies to:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036-8704

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box. [    ]

It is proposed that this filing will become effective (check appropriate box)

[    ] when declared effective pursuant to 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares, $.001 par value	50,000	$20.00	$1,000,000.00	$71.30

*	Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED AUGUST       , 2010

PROSPECTUS	[LOGO]

50,000 SHARES

COHEN & STEERS MLP FUND, INC.

COMMON SHARES

$20.00 PER SHARE

The Fund. Cohen & Steers MLP Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

Investment Objective and Strategies. The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current cash distributions paid to shareholders. The Fund seeks to achieve its objective by investing primarily in the securities of energy-related master limited partnerships (“MLPs”) and other securities that offer economic exposure to MLPs (collectively, “MLP Securities”).

No Prior Trading History. Because the Fund is newly organized, its Common Shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

The Fund expects its Common Shares to be listed on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the symbol “            .”

Investing in the Fund’s Common Shares involves risks. You could lose some or all of your investment. See the “Principal Risks of the Fund” section beginning on page 34 of this prospectus.

(continued on following page)

	Per Share	Total (1)

Price to public	$	$

Sales load(2)	$	$

Estimated offering expenses(3)	$	$

Proceeds, after expenses, to Fund	$	$

(1) The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price less the sales load within 45 days of the date of this prospectus, solely to cover overallotments, if any. If such option is exercised in full, the total Price to public, Sales load, Estimated offering expenses and Proceeds, after expenses, to Fund will be $            , $            , $             and $            , respectively. See “Underwriting.”

(2) The Fund has agreed to pay the underwriters $            per Common Share as a partial reimbursement of expenses incurred in connection with the offering. See “Underwriting.”

(3) Offering expenses paid by the Fund, estimated to total $             (or $             per Common Share), may include reimbursement to Cohen & Steers Capital Management, Inc. (“the Investment Manager”) or its affiliates for expenses incurred in connection with the offering, including compensation to sales personnel. See “Underwriting.” The Investment Manager has agreed to pay all organizational expenses and offering costs (other than the sales load, but including the $             per Common Share partial reimbursement of expenses to the underwriters) that exceed $             per Common Share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver Common Shares to purchasers on or about                     , 2010.

[underwriters]

The date of this prospectus is                     , 2010.

Portfolio Contents. Under normal market conditions, the Fund will invest at least 80% of its managed assets (i.e., net assets plus assets obtained through leverage) in energy-related MLP Securities. MLP Securities will be in the form of: (i) equity securities of MLPs, including common units, preferred units and convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates, including I-Shares; (iv) securities of open-end, closed-end or exchange-traded funds that invest primarily in MLPs and (v) exchange traded notes whose returns are linked to the returns of MLPs or MLP indices. The Fund considers an MLP to be energy-related if it derives at least 50% of its revenues from the exploration, development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources. The Fund may invest up to 20% of its managed assets in unregistered or otherwise restricted MLP Securities. The Fund currently intends to invest primarily in MLP Securities issued by entities organized in the United States. The Fund may also invest up to 20% of its managed assets in investments that are not MLP Securities.

See “Investment Objective and Policies” and “Principal Risks of the Fund.”

Tax Considerations. MLPs are generally organized under state law as limited partnerships or limited liability companies. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Internal Revenue Code of 1986, as amended (the “Code”), in order to be taxed as partnerships for U.S. federal income tax purposes. The Fund expects the majority of its investments in MLPs to be in MLPs that are so taxed.

The Fund will be treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. Given the Fund’s concentration in MLPs, the Fund is not eligible to be treated as a “regulated investment company” under the Code. The types of MLPs in which the Fund intends to invest have historically made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions such as depreciation and depletion. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for federal income tax purposes to the extent of the Fund’s basis in its MLP units. Similarly, the Fund expects to distribute cash in excess of its earnings and profits to its holders of Common Shares (“Common Shareholders”) which may be treated as a return of capital to the extent of the Common Shareholders’ bases in the Fund’s Common Shares. There can, however, be no assurance that the Fund will not incur more corporate income tax expense than expected, which would result in less cash available to distribute to Common Shareholders, nor can the Fund predict or provide any assurance to Common Shareholders regarding the extent to which Fund distributions will be treated as a return of capital rather than dividends.

If the Fund determines that doing so is in the best interest of Shareholders, the Fund may in the future elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code for tax reporting purposes. The Fund may make such an election, for example, if changes to the Code made it for the Fund to qualify as a RIC despite the concentration in MLPs Securities and disadvantageous to continue to be treated as a “C” corporation for tax purposes. Making such an election would generally require the Fund to limit its investment in MLP equity securities to satisfy the diversification requirements applicable to regulated investment companies, and would, among other things, require that the Fund either (i) be subject to corporate level taxes on any net built-in gains actually recognized over a ten-year period or (ii) recognize and pay tax on unrealized gains as of the last day of the Fund’s last taxable year as a “C” corporation.

Leverage. The Fund may seek to enhance the level of its cash distributions and total return through the use of leverage. Under current market conditions, the Fund intends to utilize leverage in an amount up to 25% of its managed assets (i.e., net assets plus assets obtained through leverage). However, the Fund reserves the right at any time to utilize leverage to the maximum extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Fund is permitted to utilize leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such Borrowings. Under the 1940 Act, the Fund may utilize leverage through the issuance of preferred stock (“Preferred Shares”) in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. In addition, the Fund may utilize leverage through reverse repurchase agreements (“Reverse Repurchase Agreements”) in an amount of up to     % of the Fund’s total assets. In a Reverse Repurchase Agreement, the Fund transfers portfolio securities to a financial institution in exchange for cash with an agreement to repurchase such securities on a future date at a specified higher price. The Fund currently intends to utilize leverage principally through Borrowings in the form loans from financial institutions and/or Reverse Repurchase Agreements. The Fund has no current intention to issue Preferred Shares. See “Use of Leverage—Leverage Risks.”

Additionally, the Fund may engage in various derivatives transactions described in this Prospectus to seek to generate return, facilitate portfolio management and mitigate risks. Although such derivatives transactions are not treated as leverage for purposes of the limits set forth above, certain derivatives transactions may be considered a form of economic leverage on the Fund’s portfolio and may be subject to the risks associated with the use of leverage. See “Investment Objective and Policies—Derivatives Transactions.”

Investment Manager. Cohen & Steers Capital Management, Inc. (the “ Investment Manager”), a registered investment advisor located at 280 Park Avenue, New York, New York 10017, was formed in 1986 and its clients include pension plans, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds. As of June 30, 2010, the Investment Manager managed approximately $26.2 billion in assets. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc. (“CNS”), a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”

This prospectus sets forth concisely the information about the Fund you should know before investing. You should read the prospectus carefully before deciding whether to invest and retain it for future reference. A statement of additional information, dated             , 2010 (the “SAI”), as supplemented from time to time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI by calling (800) 330-7348. You also may call to request the Fund’s annual and semi-annual reports (when available) or other information about the Fund, and to make stockholder inquires. The Fund makes available the SAI and the Fund’s annual and semi-annual reports (when available), free of charge, at cohenandsteers.com. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission website (http://www.sec.gov).

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our Common Shares. You should review the more detailed information contained in this prospectus and in the statement of additional information (the “SAI”), especially the information set forth under the heading “Principal Risks of the Fund.”

The Fund	Cohen & Steers MLP Fund, Inc. is a newly organized, non-diversified, closed-end management investment company. Throughout this prospectus, we refer to Cohen & Steers MLP Fund, Inc. simply as the “Fund” or as “we,” “us” or “our.” See “The Fund.”

The Offering	The Fund is offering shares of common stock (“Common Shares”) through a group of underwriters led by (“ ”). You must purchase at least [100] Common Shares ([$2,000]). The underwriters have been granted an option to purchase up to additional Common Shares solely to cover overallotments, if any. The initial public offering price is $[20.00] per Common Share. See “Underwriting.” Cohen & Steers Capital Management, Inc. (the “Investment Manager”) has agreed to pay all of the Fund’s organizational expenses and offering costs (other than the sales load, but including the $0. per Common Share partial reimbursement of expenses to the underwriters) that exceed $0. per Common Share.

Investment Objective and Policies	The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current cash distributions paid to shareholders. Unless otherwise indicated in this Prospectus or the SAI, the Fund’s investment objective and investment policies are considered non-fundamental and may be changed by the Fund’s Board of Directors without shareholder approval. However, the Fund’s investment objective and its policy of investing at least 80% of its managed assets in energy–related MLP Securities may only be changed upon 60 days’ prior written notice to holders of Common Shares or holders of Preferred Shares (if any). See “Investment Objective and Policies.”

Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its managed assets (i.e., net assets plus assets obtained through leverage) in the securities of energy-related master limited partnerships (“MLPs”) and other securities that offer economic exposure to MLPs (collectively, “MLP Securities”). MLP Securities will be in the form of: (i) equity securities of MLPs, including common units, preferred units and convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates, including I-Shares; (iv) securities of open-end, closed-end or exchange-traded funds that invest primarily in MLPs and (v) exchange traded notes whose returns are linked to the returns of MLPs or MLP indices. The Fund considers an MLP to be energy-related if it derives at least 50% of its revenues from the exploration, development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources. The Fund may invest up to 20% of its managed assets in unregistered or otherwise restricted MLP Securities. The Fund currently intends to invest primarily in MLP Securities issued by entities organized in the United States.

The Fund may also invest up to 20% of its managed assets in investments that are not MLP Securities. This 20% allocation may be in any of the securities and all investments described in this Prospectus and the Statement of Additional Information (“SAI”), including securities of non-MLP energy companies. The issuers of such securities may be treated as corporations for U.S. federal income tax purposes and, therefore, may not offer the tax benefits of investing in MLPs described in this Prospectus.

The Fund may, but is not required to, use derivative instruments to seek to generate return, facilitate portfolio management and mitigate risks. See “Investment Objective and Policies.”

For a more complete discussion of the Fund’s portfolio composition, see “ Investment Objective and Policies.”

There can be no assurance that the Fund will achieve its investment objective.

Portfolio Contents

MLP Securities

Master Limited Partnerships. MLPs are generally organized under state law as limited partnerships or limited liability companies and receive partnership taxation treatment under the Code. Interests in

MLPs interests, or “units,” are often traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its gross income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to two layers of taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sectors.

•     Equity Securities of MLPs. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units.

¡      MLP Common Units. MLP common units are typically listed and traded on national securities exchanges, including the New York Stock Exchange (“NYSE”) and the NASDAQ Stock Market (“NASDAQ”). The Fund will typically purchase MLP common units through open market transactions, but may also acquire MLP common units through direct placements. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are typically entitled to receive a minimum quarterly distribution, including arrearage rights, from the issuer.

¡      MLP Subordinated Units. MLP subordinated units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP subordinated units through negotiated transactions directly with affiliates of MLPs and institutional holders of such units or will purchase newly-issued subordinated units directly from MLPs. Holders of MLP subordinated units are typically entitled to receive minimum quarterly distributions (“MQDs”) after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner or managing member. MLP subordinated units do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

¡      MLP Preferred Units. MLP preferred units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

•    Debt Securities of MLPs. Debt securities issued by MLPs may include those rated below investment grade (below Baa or BBB) by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Fitch Ratings (“Fitch”) or an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”) or that are unrated but judged to be below investment grade by the Investment Manager at the time of purchase. Such securities are commonly known as “high yield bonds” or “junk bonds.” A debt security of an MLP will be considered to be investment grade if it is rated as such by one of Moody’s, S&P, Fitch or another NRSRO or, if unrated, are judged to be investment grade by the Investment Manager at the time of purchase. The Fund may invest in debt securities without regard to their maturity. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

Securities of MLP Affiliates. Equity securities issued by affiliates of MLPs include securities issued by the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the tax characteristics of equity securities of MLPs. The Fund intends to purchase equity securities of MLP affiliates through market transactions, but may also acquire such equity securities through direct placements.

•     I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will typically receive distributions of additional I-Shares with a value equal to the cash distributions received by common unit holders. I-Shares are traded on securities exchanges.

•     MLP General Partner or Managing Member Interests. The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

MLP Funds. The Fund may invest in the securities of closed-end funds, open-end funds or exchange-traded funds that invest primarily in MLPs. See “Other Investment Companies” below and “Investment Objective and Policies – Other Investment Companies.” Investments in such funds may not offer the tax characteristics of equity securities of MLPs.

Exchange Traded Notes Linked to MLPs. The Fund may invest in exchange traded notes (“ETNs”) that track the performance of MLPs or MLP indices. An ETN is typically an unsecured, unsubordinated debt security issued by a sponsoring institution, which may include a government entity, financial institution or corporation. Similar to other debt securities, ETNs have a maturity date and are backed only by the credit of the sponsoring institution. The returns of ETNs are usually linked to the performance of securities or market indices, less investor fees and all other costs. When an investor buys an ETN linked to MLPs or MLP indices, the sponsoring institution promises to pay the amount related to the value of the underlying MLP(s) or MLP index, minus fees and all other costs, upon maturity. ETNs are subject to the risk that the sponsoring institutions will be unable to pay their obligations as well as the risks associated with investing in MLPs. Investments in such securities may not offer the advantageous tax characteristics of equity securities of MLPs.

Non-MLP Securities

Non-MLP Equity Securities. The Fund may invest up to 20% of its managed assets in common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.

Royalty Trusts. The Fund may invest up to 20% of its managed assets in royalty trusts. A royalty trust is a trust which controls an underlying company whose business is the acquisition, exploitation,

production and sale of oil and natural gas. These trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a royalty trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a royalty trust to finance internal growth through exploration is limited. Therefore, royalty trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.

Non-MLP Debt Securities. The Fund may invest up to 20% of its managed assets in fixed income securities of non-MLP issuers, including preferred securities, hybrid-preferred securities, corporate debt obligations and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such securities may include those rated below investment grade (below Baa or BBB) by Moody’s, S&P, Fitch or an equivalent rating by an NRSRO or that are unrated but judged to be below investment grade by the Investment Manager at the time of purchase. Such securities are commonly known as “high yield bonds” or “junk bonds.” A security will be considered to be investment grade if it is rated as such by one of Moody’s, S&P, Fitch or another NRSRO or, if unrated, are judged to be investment grade by the Investment Manager at the time of purchase. The Fund may invest in debt securities without regard to their maturity.

Foreign (Non-U.S.) Securities and Depositary Receipts The Fund may invest in securities of foreign issuers, or sponsored and unsponsored depositary receipts for such securities. Depositary receipts may take the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets. The Fund may invest in foreign issuers in both developed and emerging markets.

Other Investment Companies. The Fund may invest in securities of other closed-end or open-end funds, including exchange traded funds (“ETFs”), including other funds that invest primarily in MLP Securities, to the extent permitted under Section 12(d)(1) of the 1940 Act and the rules thereunder, or any exemption granted under the 1940 Act. An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, Fund shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the sections entitled “Use of Leverage” and “Use of Leverage—Leverage Risks,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

Derivatives Transactions. The Fund may, but is not required to, use, without limit, various derivatives transactions described below to seek to generate return, facilitate portfolio management and mitigate risks. Although the Investment Manager may seek to use these kinds of transactions to further the Fund’s investment objectives, no assurance can be given that it will achieve this result. The Fund may enter into exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as “Derivatives Transactions.”

Derivatives Transactions can be highly volatile and involve various types and degrees of risk,

depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. The Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the Investment Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives Transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

The Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default.

OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Illiquid Securities. The Fund may invest up to 20% of its managed assets in illiquid securities (i.e., securities that are not readily marketable), which may include MLP Securities and investments that are not MLP Securities. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the Federal securities laws, which securities are liquid or illiquid for purposes of this 20% limitation. The Board of Directors has delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. The Board and/or the Investment Manager will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

Temporary Defensive Positions. For temporary defensive purposes or to keep cash on hand fully invested, and following the offering of the Common Shares pending investment in securities that meet the Fund’s investment objective, the Fund may invest up to 100% of its total assets in cash, cash equivalents, government securities and short-term fixed income securities. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objective.

Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains which would be taxable to the Fund and, when distributed to shareholders, would be taxable as dividend income. Although the Fund cannot accurately predict its portfolio turnover rate, it is not expected to exceed 25% under normal circumstances.

There can be no assurance that the Fund’s investment objective will be achieved. See “Investment Objective and Policies.”

Comparison with Direct Investments in MLPs

The Fund seeks to provide an efficient vehicle through which the Fund’s Common Shareholders may invest in energy-related MLP Securities. An investment in the Fund offers investors several advantages as compared to direct investments in MLPs and MLP Securities, including the following:

•     Diversification of MLP Securities. An investment in the Fund offers diversification among a number of MLP Securities through a single investment vehicle.

•     Simplified tax reporting. Investors in the Fund, while gaining exposure to multiple MLPs, will receive a single Form 1099, while direct MLP investors receive Schedules K-1 from each MLP in which they invest. Also, direct MLP investors may be required to file state income tax returns for each state in which the MLP operates, while investors in the Fund will not be required to file state income tax returns in any state in which they are not otherwise required to file tax returns.

•     Access to investments typically unavailable to retail investors. In addition to publicly traded MLP Securities, the Fund may invest in MLPs through direct placements (restricted securities). Direct placements may offer the potential for increased returns, but are typically only available to institutional investors, such as the Fund. These investments may entail greater risks than investments in publicly traded MLP Securities.

•     Potential for inclusion in IRAs and other retirement accounts. Because the Fund’s distributions are not considered unrelated business taxable income (“UBTI”), IRAs, 401(k) plans and other employee benefit plans may invest in the Fund.

•     Deductibility of dividends to corporate investors. Subject to certain holding periods and other requirements, any distributions by the Fund that may be taxable as dividends (i.e., distributions out of the Fund’s current or accumulated earnings and profits) generally will be eligible for the dividends received deduction in the case of corporate stockholders. Dividends received in taxable years beginning on or before December 31, 2010, generally will be treated as “qualified dividend income” for stockholders taxed as individuals and will be eligible for reduced rates of taxation, although dividends received in subsequent taxable years by such shareholders will be fully taxable as ordinary income unless Congress enacts legislation providing otherwise.

•     Certain potential benefits for non-U.S. investors. A non-U.S. shareholder generally would not be subject to regular net based U.S. federal income tax and associated return filing requirements as a result of an investment in the Fund, provided that the non-U.S. shareholder’s investment in the Fund is not effectively connected with the shareholder’s conduct of a trade or business in the U.S., although U.S. withholding taxes will apply to Fund distributions to such shareholders. Non-U.S. shareholders would generally be subject to regular net based U.S. federal income tax on income from direct investments in MLPs that is treated as effectively connected with a U.S. trade or business.

Costs Associated with Investments in a Fund as Opposed to Direct Investments in MLPs. Unlike direct investments in MLPs, the Fund is required to pay Federal and state income tax with respect to its income two layers of taxation: that is, the income is taxed once at the Fund level and then again when the income is distributed to Common Shareholders. Like other investment companies, Common Shareholders of the Fund will bear the operating costs of the Fund, including management fees, custody and administration and the costs of operating as a public company in addition to the cost relating to direct investments in MLPs. The Fund will also be subject to increases risks and costs to the extent its exposure to MLPs is obtained through derivatives or other pooled investment vehicles. See “Derivatives Transactions Risks” and “Risks of Investing in Other Investment Companies.”

Use of Leverage	The Fund may seek to enhance the level of its cash distributions and total return through the use of leverage. Under current market conditions, the Fund intends to utilize leverage in an amount up to 25% of its managed assets. However, the Fund reserves the right at any time to utilize leverage to the maximum extent permitted by the 1940 Act. Under the 1940 Act, the Fund is permitted to utilize leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such Borrowings. Under the 1940 Act, the Fund may utilize leverage through the issuance of preferred stock (“Preferred Shares”) in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. In addition, the Fund may utilize leverage through reverse repurchase agreements (“Reverse Repurchase Agreements”), in which the Fund transfers portfolio securities to a financial institution in exchange for cash with an agreement to repurchase such securities on a future date at a specified higher price. The Fund may utilize leverage through Reverse Repurchase Agreements in an aggregate amount of up to ___% of the Fund’s total assets. The Fund currently intends to utilize leverage principally through Borrowings in the form loans from financial institutions and/or Reverse Repurchase Agreements. See “Use of Leverage—Leverage Risks.”

There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of its cash distributions or total return. The net asset value of the Fund’s Common Shares may be reduced by the issuance costs of any leverage. Through leveraging, the Fund will seek to obtain a higher return for holders of Common Shares (“Common Shareholders”) than if the Fund did not utilize leverage. Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

In order to seek to reduce interest rate risk if the Fund engages in leverage through Borrowings, the Fund may enter into interest rate swap or cap transactions as to all or a portion of Fund leverage. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on leverage. See “Use of Leverage—Interest Rate Transactions.”

So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Shareholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund’s portfolio, the fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. The use by the Fund of leverage through Reverse Repurchase Agreements involves additional risks, including the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price, the risk that the Fund will be required to sell securities at inopportune times or prices in order to repay leverage and the risk that the counterparty may be unable to return the securities to the Fund. See “Use of Leverage—Leverage Risk.”

Additionally, the Fund may engage in various derivatives transactions described in this Prospectus to seek to generate return, facilitate portfolio management and mitigate risks. Although such derivatives transactions are not treated as leverage for purposes of the limits set forth above, certain derivatives transactions effect a form of economic leverage on the Fund’s portfolio and may be subject to the risks associated with the use of leverage. See “Investment Objective and Policies—Derivatives Transactions.”

Tax Considerations

Taxation. MLPs are generally organized under state law as limited partnerships or limited liability companies. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Internal Revenue Code of 1986, as amended (the “Code”), in order to be taxed as partnerships for U.S. federal income tax purposes. The Fund expects the majority of its investments in MLPs to be in MLPs that are so taxed.

The Fund will be treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund will pay federal and applicable state corporate income and franchise taxes on its taxable income. The types of MLPs in which the Fund intends to invest have historically made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions, such as depreciation and depletion. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for federal income tax purposes to the extent of, and would accordingly reduce, the Fund’s basis in its MLP units. See “Taxation.”

If the Fund determines that doing so is in the best interest of Shareholders, the Fund may elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code for tax reporting purposes. The Fund may make such an election, for example, if changes to the Code made it possible for the Fund to qualify as a RIC despite the concentration in MLP Securities and disadvantageous to continue to be treated as a “C” corporation for tax purposes. Making such an election would generally require the Fund to limit its investment in MLP Equity Securities to satisfy the diversification requirements applicable to regulated investment companies, and would, among other things, require that the Fund either (i) be subject to corporate level taxes on any net built-in gains actually recognized over a ten-year period or (ii) recognize and pay tax on unrealized gains as of the last day of the Fund’s last taxable year as a “C” corporation.

Shareholder tax features. The Fund expects to pay cash distributions to its Common Shareholders in excess of its taxable income per share, although there is no assurance that this will be achieved. If the Fund distributes cash from current or accumulated earnings and profits as computed for federal income tax purposes, such distributions will generally be taxable to Common Shareholders to the extent of such earnings and profits as dividend income for federal income tax purposes. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate stockholders and, in the case of dividends received in taxable years beginning on or before December 31, 2010, will generally be treated as “qualified dividend income” for stockholders taxed as individuals and will be eligible for reduced rates of taxation. Dividends received by Common Shareholders taxed as individuals in taxable years beginning after December 31, 2010 will generally be taxed at ordinary income rates, unless Congress enacts legislation providing otherwise.

If the Fund’s distributions exceed its current and accumulated earnings and profits as computed for federal income tax purposes, such excess distributions will constitute a non-taxable return of capital to the extent of a Common Shareholder’s basis in the Fund’s Common Shares and will result in a reduction of such basis. To the extent that excess exceeds a Common Shareholder’s basis in the Fund’s Common Shares, the excess will be taxed as capital gain. The Fund expects that a significant portion of its distributions to its Common Shareholders will constitute a non-taxable return of capital and will reduce their bases in the Common Shares. Upon the sale of Common Shares, a Common Shareholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Fund’s Common Shareholder and the holder’s federal income tax basis in the Common Shares sold, as adjusted to reflect return of capital.

Principal Risks of the Fund	The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

No Operating History. As a newly organized entity, the Fund has no operating history. See “The Fund.”

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the market risk. See “Use of Leverage—Leverage Risks” and “Principal Risks of the Fund — Market Risk.”

Risks of MLP Securities

Risks of Equity Securities of MLPs

•     Limited Partner Risk. An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in equity MLP units (described further under “Tax Risks” below). Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments.

•     Affiliated Party Risk. Certain MLPs depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

•     General Equity Securities Risk. Equity securities issued by MLPs are also are subject to the risks associated with all equity investments, including the risk that the value of such securities will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities of MLPs and MLP affiliates held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

•     Risks of MLP Subordinated Units. MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

Risks of Debt Securities of MLPs. Debt securities issued by MLPs are subject to the risks associated with all debt investments, including interest rate risk, credit risk and lower rated securities risk. See “Principal Risks of the Fund – Interest Rate Risk” and “– Credit and Lower Rated Securities Risk.”

Risks of the Securities of MLP Affiliates. Securities of MLP affiliates, such as I-Shares, represent an indirect investment in the equity securities of MLPs. Prices and volatilities of the securities of MLP affiliates tend to correlate to the price of MLP common units. Holders of the securities of MLP affiliates are therefore subject to the same risks as holders of equity securities of MLPs.

Risks of MLP Funds. Investment companies that invest primarily in MLPs are subject to the risks associated with all investment companies. See “Principal Risks of the Fund – Risks of Other Investment Companies.”

Risks of ETNs. ETNs are subject to the credit risk of the sponsoring institution. ETNs that track the performance of MLPs or MLP indices are also subject to the same risks applicable to all MLP Securities.

In addition to the risks set forth above, investments in MLP Securities are also subject to the following market risks:

Energy Sector Risks. Because the Fund will invest at least 80% of its managed assets in energy-related MLP Securities, the Fund will be subject to more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following.

•     Commodity Price Risk. MLPs and other entities operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

•     Depletion Risk. MLPs and other entities engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

•     Supply and Demand Risk. MLPs and other entities operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

•     Regulatory Risk. The energy sector is highly regulated. MLPs and other entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs. Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

¡       the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

¡       the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

¡       the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

¡       the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

There is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary. MLPs may not be able to recover these costs from insurance.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

•     Acquisition Risk. MLPs may be dependent upon on the ability of MLPs to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to investors will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

•     Weather Risks. Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather or possible climate change. The damage done by extreme weather also may serve to increase many MLPs’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

•     Catastrophic Event Risk. MLPs and other entities operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other entities operating in the energy sector. MLPs and other entities operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Industry Specific Risks. MLPs and other entities operating in the energy sector are also subject to risks that are specific to the industry within that sector they serve.

•     Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

•     Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

•     Midstream. Midstream MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

•     Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

•     Propane. Propane MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

•     Coal. MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

•     Marine shipping. Marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the tanker industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in our portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in our portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Tax Risks. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP to holders of its equity securities and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Thus, if any of the MLPs in which the Fund invested were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in the equity securities of MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Stock.

To the extent that the Fund invests in the equity securities of MLPs, the Fund will be a partner in each such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, a significant portion of the income allocated to partners in MLPs has been offset by allocations of tax deductions to those partners. The Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by the Fund’s share of the MLP’s tax deductions, losses and credits, or by the Fund’s net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. Those distributions will, however, reduce the Fund’s adjusted tax basis in the equity securities of MLPs, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund. Moreover, investments by the Fund in securities and instruments other than equity securities of MLPs may also generate income or gains that will be taxable to the Fund. Taxes incurred at the Fund level will reduce the amount available for distribution to shareholders.

Distributions by the Fund in respect of Common Shares will be taxable to holders as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions in excess of earnings and profits will generally be treated first as a tax-free return of capital that will reduce a stockholder’s basis in its Common Shares, and as capital gain to the extent they exceed such basis. Because of the Fund’s investments in MLP Equity Securities, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. As a result of these differences, Fund distributions in excess of the Fund’s taxable income may be treated as made out of the Fund’s current or accumulated earnings and profits, and hence taxable as dividends to holders of Common Shares.

More generally, although the Fund expects that a [significant] portion of its distributions may be treated as a return of capital, the Fund is unable to predict what portion of its distributions will in fact be so treated and it is possible that all or substantially all of the Fund’s distributions will be taxable as dividends in any given year. For U.S. holders of Common Shares taxable as individuals, dividends received in taxable years beginning on or before December 31, 2010 will, subject to satisfaction of certain holding period and other requirements, generally be treated as qualified dividend income that is eligible for reduced rates of taxation. However, for taxable years beginning after December 31, 2010, dividends will be taxable to such shareholders at ordinary income rates unless Congress enacts legislation providing otherwise.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund and/or the MLP Securities in which the Fund invests. See “Taxation.”

Delay in Use of Proceeds Risk. Although the Fund currently intends to invest the proceeds from any sale of the Common Shares offered hereby within 60 days following the completion of this offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLP Securities may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in short-term money market instruments and U.S. government securities, pending investment in MLP Securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Stock for the period immediately following any offering pursuant to this Prospectus may be lower than when the Fund is fully invested in accordance with its investment objective and policies. See “Use of Proceeds.”

Interest Rate Risk to MLPs. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. See “Interest Rate Risk” below and “Principal Risks of the Fund – Interest Rate Risk.”

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity Risk. Although the equity securities of the MLPs in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the Investment Manager believes it is desirable to do so.

Natural Resources Sector Risks. The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund’s investments in MLPs and other entities operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

Small Capitalization Risk. The Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Competition Risk. A number of alternatives to the Fund as vehicles for investment in a portfolio of energy-related MLP Securities currently exist, including other publicly traded investment companies, structured notes and private funds. In addition, recent tax law changes have increased the ability of registered investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make distributions.

Restricted Securities Risk. The Fund may invest up to 20% of its managed assets in unregistered or otherwise restricted MLP Securities. Such securities are subject to the risks described in “Restricted and Illiquid Securities Risk” and “Principal Risks of the Fund – Restricted Securities and Illiquid Securities Risk” below.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in MLP Securities. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

Capital Markets Risk. Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, MLPs may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Valuation Risk. Market prices generally will be unavailable for some of the Fund’s investments in MLP Securities, including MLP subordinated units, general partner or managing member interests and restricted or unregistered MLP Securities. The value of such securities will be determined by fair valuations determined by the Board of Directors or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Directors. Proper valuation of such securities may require more reliance on the judgment of the Investment Manager than for securities for which an active trading market exists. When the Fund is a limited partner in MLPs through its investment in equity securities of MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund reflect (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and the tax basis of the Fund’s assets, (ii) the net tax effects of temporary differences between the carrying amounts of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by the Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) (“ASC Topic 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the certain MLP Securities held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax asset or liability.

Deferred tax assets may constitute a relatively high percentage of the Fund’s net asset value. Any valuation allowance required against such deferred tax assets or future adjustments to a valuation allowance may reduce the Fund’s deferred tax assets and could have a material impact on the Fund’s net asset value and results of operations in the period the valuation allowance is recorded or adjusted.

Risks of Non-MLP Securities

Common Stock Risk. The Fund may invest in the common stocks of issuers that are non-MLPs. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Convertible Securities Risk. Although to a lesser extent than with nonconvertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Special Risks Related to Preferred Securities. There are special risks associated with investing in preferred securities, including:

•     Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•     Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•     Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

•     Limited Voting Rights. Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•     Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

•     Supply of Hybrid-Preferred Securities. The Financial Accounting Standards Board currently is reviewing accounting guidelines relating to hybrid-preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected. The legislation enacted in 2003 that reduced the Federal income tax rates on dividends may also adversely impact the market and supply of hybrid-preferred securities if the issuance of such securities becomes less attractive to issuers.

•     New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Royalty and Income Trust Risk. Royalty and income trusts generally make single-sector or even single-enterprise investments, and their investments are therefore sensitive to business cycles, particularly real estate or commodities trusts, and certain trusts may be considered partnerships and their interests do not provide the same limited liability protection as common stocks. Distributions from these trusts may include return of capital invested and, since valuation of a trust’s unit is most frequently driven by a multiple of the entire distribution, units of a trust distributing returns of capital may be priced above their economic value. Royalty trusts and income trusts do not guarantee minimum distributions or even return of capital, and if a trust’s investments lose money, the trust can reduce or even eliminate distributions, which will typically be accompanied by a loss in the market value of trust units. To the extent these trusts pay out more than their net income (returns of capital), the trusts’ capital will decline over time. To the extent that the value of royalty trusts or income trusts is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the trusts’ market value. Royalty trusts and income trusts frequently are found in Canada, and an investment in a Canadian trust will be subject to certain additional risks of investing in foreign securities.

Interest Rate Risk. Interest rate risk is the risk that fixed-income securities such as debt securities and preferred securities, and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the NAV and market price of the Fund’s shares may tend to decline if market interest rates rise.

During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

Credit and Lower-Rated Securities Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. The Fund may invest in securities that are rated below investment grade. Lower-rated securities, or equivalent unrated securities, which are commonly known as ‘junk bonds,’ generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Foreign Securities Risks. Investments in foreign securities involve certain risks not involved in domestic investments. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Generally, there is less publicly available information about foreign companies due to less rigorous disclosure or accounting standards and regulatory practices. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in foreign securities. While the Fund typically will hold foreign securities of issuers located in developed markets, it may invest in securities of companies located in emerging market countries (or lesser developed countries). Investments in such securities are particularly speculative.

Foreign Currency and Currency Hedging Risk. Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest payments in foreign currencies. Therefore, to the extent that the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may engage in various investments that are designed to hedge the Fund’s foreign currency risks. While these transactions will be entered into to seek to manage these risks, these investments may not prove to be successful or may have the effect of limiting the gains from favorable market movements.

Risks of Investing in Other Investment Companies. To the extent the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of investment companies, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a stockholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Risks associated with investments in closed-end funds also generally include the risks described in this prospectus associated with the Fund’s structure as a closed-end investment company, including market risk, leverage risk, risk of market price discount from net asset value, risk of anti-takeover provisions and non-diversification. In addition, investments in closed-end funds may be subject to the following risks:

•     Manager Risk. The Fund’s investments in other closed-end funds are subject to the ability of the managers of the funds to achieve the funds’ investment objectives.

•     Dilution Risk. Strategies employed by a closed-end fund, such as rights offerings, may, under certain circumstances, have the effect of reducing its share price and the Fund’s proportionate interest.

•     Foreign Closed-End Fund Risk. Risks associated with investments in closed-end funds registered under foreign law may be different than those of investments in U.S. registered closed-end funds. Foreign registered funds are subject to a different regulatory regime that may be less rigorous than in the United States in areas such as governance and financial reporting requirements. There also may be less publicly available information about such funds, and investments in these funds may carry special tax consequences. In addition, foreign closed-end funds are generally subject to the risks of investing in other types of foreign securities.

•     Business Development Companies (“BDCs”) Risk. Investments in closed-end funds that are BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized companies that may not have access to public equity markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and the portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value.

•     ETF Risk. An ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETF share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETF. In addition, certain securities that are part of the index tracked by an ETF may, at times, be unavailable, which may impede the ETF’s ability to track its index. An ETF that utilizes leverage can, at times, be relatively illiquid, which can affect whether its share price approximates net asset value. As a result of using leverage, an ETF is subject to the risk of failure in the futures and options markets it uses to obtain leverage and the risk that a counterparty will default on its obligations, which can result in a loss to the Fund.

Derivatives Transactions Risks. Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. The Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the Investment Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives Transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

The Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default.

OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to any Derivatives Transactions entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Interest Rate Transactions Risk. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See “Principal Risks of the Fund—Interest Rate Transactions Risk.”

Restricted and Illiquid Securities Risk. The Fund may invest, on an ongoing basis, up to 20% of its managed assets in restricted securities and other investments that may be illiquid. Such securities may include MLP Securities and non-MLP Securities. Restricted securities are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. Restricted securities and illiquid securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Leverage Risk. Under current market conditions, the Fund intends to utilize leverage in an aggregate amount of up to 25% of the Fund’s managed assets. However, the Fund may utilize leverage to the maximum extent permitted under the 1940 Act. Leverage is a speculative technique and there are special risks and costs associated with leveraging. For a more detailed description of the risks associated with leverage, see “Use of Leverage--Leverage Risks.”

Risk of Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. We cannot predict whether the shares will trade at, above or below net asset value. Net asset value will be reduced immediately following the offering of the Common Shares by the sales load and the amount of organizational and offering expenses paid by the Fund. See “Principal Risks of the Fund—Risk of Market Price Discount From Net Asset Value.”

Additional Risk	Management Risk. As an actively managed investment portfolio, the Fund is subject to management

Considerations	risk. The Investment Manager and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. While the Investment Manager has experience investing in MLPs and in energy-related companies, the Fund will be the Investment Manager’s first portfolio comprised substantially of MLPs.

Portfolio Turnover Risk. The Fund may engage in portfolio trading when considered appropriate. Although the Fund does not currently expect its annual portfolio turnover rate to exceed 25%, there are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See “Additional Risk Considerations—Portfolio Turnover Risk.”

Non-Diversified Status. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company. See “Additional Risk Considerations—Non-Diversified Status.”

Anti-Takeover Provisions. Certain provisions of the Fund’s Articles of Incorporation and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund’s structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. See “Certain Provisions of the Articles of Incorporation and By-Laws” and “Additional Risk Considerations—Anti-Takeover Provisions.”

Market Disruption Risk. The aftermath of the wars in Iraq and Afghanistan the continuing occupation of those countries, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation, terrorism or similar events in the future on the U.S. economy and securities markets.

Global financial markets have recently experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk. Risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the contraction in the capital markets. The continued recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets.

The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio.

The instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Given the risks described above, an investment in the shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Investment Manager

Cohen & Steers Capital Management, Inc. is the investment manager of the Fund pursuant to an Investment Management Agreement. The Investment Manager was formed in 1986, and as of June 30, 2010 had $26.2 billion in assets under management. Its clients include pension plans, endowment funds and registered investment companies, including some of the largest open-end and closed-end real estate funds. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.” The Investment Manager will be responsible for the overall management of the Fund’s portfolio. The Investment Manager will have responsibility for providing administrative services and assisting the Fund with operational needs pursuant to an Administration Agreement. In accordance with the terms of the Administration Agreement, the Fund has entered into an agreement with                              (“                                ”) to perform certain administrative functions subject to the supervision of the Investment Manager. See “Management of the Fund—Administration and Sub-Administration Agreement.”

Fees and Expenses	The Fund will pay the Investment Manager a monthly fee computed at the annual rate of [ % of average daily managed assets ( i.e., the net asset value of Common Shares plus the liquidation preference of any preferred shares and the principal amount of any borrowings used for leverage). See “Management of the Fund—Investment Manager.” If the Fund utilizes leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, which include the liquidation preference of preferred shares and the principal amount of outstanding Borrowings used for leverage. The Fund’s investment management fees and other expenses are paid only by the Common Shareholders, and not by holders of the preferred shares. See “Use of Leverage.”

Listing and Symbol	The Fund expects its Common Shares to be listed on the NYSE, subject to notice of issuance, under the symbol “ .”

Distributions

Under normal circumstances, the Fund intends to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses.

The Fund intends to make distributions on a fiscal quarterly basis (i.e., February, May, August and November). Your initial distribution is expected to be declared approximately        days, and paid approximately __ days, from the completion of this offering, depending upon market conditions.

Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional shares of Common Shares under the Fund’s Dividend Reinvestment Plan. See “Dividends and Distributions.”

Dividend Reinvestment Plan	The Fund has a dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-out” plan. Each Common Shareholder who participates in the Plan will have all distributions of dividends automatically reinvested in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all distributions in cash. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. See “Dividends and Distributions—Dividend Reinvestment Plan” and “Taxation.”

Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar	will act as custodian, and will act as transfer agent, dividend disbursing agent and registrar for the Fund. See “Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar.”

SUMMARY OF FUND EXPENSES

The purpose of the following table is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations, unless otherwise indicated, and assume that the Fund issues approximately                      Common Shares. The table also assumes the use of leverage in the form of Borrowings in an amount equal to     % of the Fund’s Managed Assets (after their use), and shows Fund expenses as a percentage of net assets attributable to Common Stock.

SHAREHOLDER TRANSACTION EXPENSES

Shareholder Transaction Expenses

Sales load paid by you (as a percentage of offering price)%
Expenses borne by the Fund (as a percentage of offering price)%		(1)
Dividend reinvestment plan fees	None

Percentage of Net Assets Attributable to Common Shares(4)
Annual Expenses
Investment management fees	%
Other expenses	%
Acquired fund fees and expenses(2)%
Interest payments on borrowed funds(3)%
Total annual Fund operating expenses	%
Fee waiver/expense reimbursement (7)%
Total net annual Fund operating expenses	%

(1)	The Investment Manager also has agreed to pay all organizational expenses and offering costs (other than the sales load but including the $ per Common Share partial reimbursement of expenses to the underwriters) that exceed $ per Common Share ( % of the offering price).
(2)	Fund investors will bear indirectly the fees and expenses (including advisory fees and other operating expenses) of any investment companies in which the Fund invests. For purposes of this calculation, the Investment Manager assumed that 10% of the Fund’s portfolio will be invested in acquired funds, although such percentage may vary over time.
(3)	In the event the Fund utilizes Borrowings in an amount equal to approximately __% of the Fund’s total capital after such Borrowings, it is estimated that, as a percentage of net assets attributable to Common Shares, the Investment management fees would be %, Other expenses would be %, Acquired fund fees and expenses would be %, Interest payments on borrowed funds (assuming an interest rate of %, which interest rate is subject to change based on prevailing market conditions) would be % and Total annual Fund operating expenses would be %. Based on the Total annual Fund operating expenses and in accordance with the example below, the expenses for years 1, 3, 5 and 10 would be $ , $ , $ and $ , respectively.
(4)	If the Fund does not borrow from financial institutions, issue Preferred Shares or otherwise use leverage, the Fund’s estimated annual expenses (as a percentage of net assets attributable to Common Shares) would be:

Investment management fees	%
Other expenses	%
Acquired fund fees and expenses(6)%
Interest payments on borrowed funds	None
Total annual fund operating expenses	%
Fee waiver/expense reimbursement (7)%
Total net annual Fund operating expenses	%

(6)	See footnote (3) above.
(7)	The Investment Manager has contractually agreed to waive a portion of its fees and expenses for the first two years of the Fund’s operations. The Investment Manager has agreed to waive % of average daily managed assets (which includes the liquidation preference of any Fund Preferred Shares and the principal amount of any Borrowings used for leverage) for the first two years of the Fund’s operations.

The following example illustrates the expenses (including the sales load of $    , estimated offering expenses of this offering of $     and the estimated costs of Borrowings assuming the Fund utilizes leverage representing 25% of the Fund’s total capital (after issuance) of $    ) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of         % of net assets attributable to Common Shares in years one and two, increasing to         % in year three and thereafter and (2) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

Cohen & Steers MLP Fund, Inc. is a newly organized, non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on August     , 2010 and is registered as an investment company under the 1940 Act. As a newly organized entity, we have no operating history. Our principal office is located at 280 Park Avenue, New York, New York 10017, and our telephone number is (212) 832-3232.

USE OF PROCEEDS

We estimate the net proceeds of this offering, after deducting organization expenses and offering costs (other than the sales load but including the $             per Common Share partial reimbursement of expenses to the underwriters) that do not exceed $     per Common Share, to be $            , or $             assuming exercise of the overallotment option in full. The net proceeds will be invested in accordance with the policies set forth under “Investment Objective and Policies.” A portion of the organization and offering expenses of the Fund has been advanced by the Investment Manager and will be repaid by the Fund upon closing of this offering. The Investment Manager will incur and be responsible for all of the Fund’s organization expenses and offering costs (other than the sales load but including the $[.00667] per Common Share partial reimbursement of expenses to the underwriters) that exceed $     per Common Share.

The Fund estimates that the net proceeds of this offering will be fully invested in accordance with our investment objective and policies within 60 days of the initial public offering. Pending such investments, those proceeds may be invested in cash, cash equivalents, government securities and short-term fixed income securities. See “Investment Objective and Policies.”

INVESTMENT OBJECTIVE AND POLICIES

General

The Fund’s investment objective is after-tax total return with an emphasis on current cash distributions. There can be no assurance the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its managed assets (i.e., net assets plus assets obtained through leverage) in energy-related MLP Securities. MLP Securities will be in the form of: (i) equity securities of MLPs, including common units, preferred units and convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates, including I-Shares; (iv) securities of open-end, closed-end or exchange-traded funds that invest primarily in MLPs and (v) exchange traded notes whose returns are linked to the returns of MLPs or MLP indices. The Fund considers an MLP to be energy-related if it derives at least 50% of its revenues from the exploration, development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources. The Fund may invest up to 20% of its managed assets in unregistered or otherwise restricted MLP Securities. The Fund currently intends to invest primarily in MLP Securities issued by entities organized in the United States.

The Fund may invest up to 20% of its Managed Assets in investments that are not MLP Securities. This 20% allocation may be in any of the securities described in this Prospectus and the SAI. Such issuers may be treated as corporations for U.S. federal income tax purposes and, therefore, may not offer the tax benefits of investing in MLPs described in this Prospectus.

The Fund may, but is not required to, use derivative instruments to seek to generate return, facilitate portfolio management and mitigate risks. See “Investment Objective and Policies – Derivatives Transactions.”

Unless otherwise indicated, the Fund’s investment objective and investment policies are non-fundamental and may be changed by the Fund’s Board of Directors without the approval of Common Shareholders or holders of Preferred Shares (if any). However, the Fund’s investment objective and its policy of investing at least 80% of its managed assets in energy-related MLPs may only be changed by the Board of Directors following the provision of 60 days’ prior written notice to Common Shareholders or holders of Preferred Shares (if any).

In making investment decisions with respect to securities purchased by the Fund, the Investment Manager relies on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive level of after-tax distributions. Their potential for capital appreciation is also evaluated. The Investment Manager reviews each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, and distribution coverage ratio. The Investment Manager utilizes a value-oriented approach, and evaluates each company’s valuation on the basis of relative price to distributable cash flow multiples, distributable cash flow growth rate and distribution yield, among other metrics.

The Fund currently expects to invest the proceeds from any sale of the Common Shares offered hereby within 60 days following the completion of this offering. However, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLP Securities may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in short-term money market instruments and U.S. government securities, pending investment in MLP Securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Stock for the period immediately following any offering pursuant to this Prospectus may be lower than when the Fund is fully invested in accordance with its investment objective and policies.

Portfolio Composition

Our portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI. There can be no assurance that the Fund will achieve its investment objective. See “Investment Objective and Policies” and “Principal Risks of the Fund.”

MLP Securities

Master Limited Partnerships. MLPs are generally organized under state law as limited partnerships or limited liability companies and receive partnership taxation treatment under the Code. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its gross income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sectors.

MLPs in the energy sector can generally be classified into the following industries:

•

Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

•

Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

•

Gathering and Processing MLPs. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

•

Midstream MLPs. Midstream MLPs and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

•

Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves a small portion of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. A majority of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

•

Exploration and Production MLPs (“E&P MLPs”). E&P MLPs include MLPs that are engaged in the exploration, development, production and acquisition of crude oil and natural gas properties. E&P MLP cash flows generally depend on the volume of crude oil and natural gas produced and the realized prices received for crude oil and natural gas sales.

•

Coal MLPs. Coal MLPs own, lease and manage coal reserves. Coal MLPs derive revenue from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental Protection Agency’s standards set in the 1990 Clean Air Act or other laws, regulations or trends have on coal-end users.

•

Marine Shipping MLPs. Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

The Fund may invest in equity securities issued and debt securities issued by MLPs.

•	Equity Securities of MLPs. Equity securities of MLPs currently consist of common units, subordinated units and preferred units.

¡	MLP Common Units. MLP common units are typically listed and traded on national securities exchanges, including the NYSE and the NASDAQ. The Fund will typically purchase MLP common units through open market transactions, but may also acquire MLP common units through direct placements. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are typically entitled to receive a minimum quarterly distribution, including arrearage rights, from the issuer.

¡	MLP Subordinated Units. MLP subordinated units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP subordinated units through negotiated transactions directly with affiliates of MLPs and institutional holders of such units or will purchase newly-issued subordinated units directly from MLPs. Holders of MLP subordinated units are entitled to receive minimum quarterly distributions (“MQDs”) after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner or managing member. MLP subordinated units do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

¡	MLP Preferred Units. MLP preferred units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

•

Debt Securities of MLPs. Debt securities of MLPs may include those rated below investment grade (below Baa or BBB) by Moody’s, S&P, Fitch or an equivalent rating by a NRSRO or that are unrated but judged to be below investment grade by the Investment Manager at the time of purchase. Such securities are commonly known as “high yield bonds” or “junk bonds.” A debt security of an MLP will be considered to be investment grade if it is rated as such by Moody’, S&P, Fitch or another NRSRO or, if unrated, are judged to be investment grade by the Investment Manager at the time of purchase. The Fund may invest in debt securities without regard to their maturity. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

Securities of MLP Affiliates. Equity securities issued by affiliates of MLPs including those issued by general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the tax characteristics of MLP units. The Fund intends to purchase equity securities of MLP affiliates through market transactions, but may also acquire equity securities through direct placements.

•

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on securities exchanges.

•

MLP General Partner or Managing Member Interests. The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

MLP Funds. MLP Securities may include the securities of closed-end funds, open-end funds or exchange-traded funds that invest primarily in MLPs. See “Investment Objective and Policies – Other Investment Companies.” Investments in such funds may not offer the advantageous tax characteristics of equity securities of MLPs.

ETNs Linked to MLPs. The Fund may invest in ETNs that track the performance of MLPs or MLP indices. An ETN is typically an unsecured, unsubordinated debt security issued by a sponsoring institution, which may include a government entity, financial institution or corporation. Similar to other debt securities, ETNs have a maturity date and are backed only by the credit of the sponsoring institution. The returns of ETNs are usually linked to the performance of such securities or market indices, less investor fees and all other costs. When an investor buys an ETN linked to MLPs or MLP indices, the sponsoring institution promises to pay an amount related to the value the underlying MLP(s) or MLP index, minus fees, upon maturity. ETNs are subject to the risk that the sponsoring institutions will be unable to pay their obligations as well as the risks associated with investing in MLPs. Investments in such securities may not offer the advantageous tax characteristics of equity securities of MLPs.

Non-MLP Securities

Non-MLP Equity Securities. The Fund may invest up to 20% of its managed assets in common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.

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Common Stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

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Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the Fund’s portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company’s performance improves.

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Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

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Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by The Investment Manager for inclusion in the Fund’s portfolio.

Royalty Trusts. The Fund may invest up to 20% of its managed assets in royalty trusts. A royalty trust is a trust which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a royalty trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a royalty trust to finance internal growth through exploration is limited. Therefore, royalty trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.

Non-MLP Debt Securities. The Fund may invest up to 20% of its managed assets in the debt securities of issuers that are not MLPs, including preferred securities and other fixed-income securities, including preferred stock, hybrid-preferred securities, corporate debt obligations and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such debt securities may include those that, at the time of investment, are rated below investment grade (below Baa or BBB) by Moody’s, S&P, Fitch or an equivalent rating by an NRSRO or that are unrated but judged to be below investment grade by the Investment Manager at the time of purchase. Such securities are commonly known as “high yield bonds” or “junk bonds.” A security will be considered to be investment grade if it is rated as such by one of Moody’s, S&P, Fitch or another NRSRO or, if unrated, are judged to be investment grade by the Investment Manager at the time of purchase. The Fund may invest in such debt securities without regard to their maturity.

Foreign (Non-U.S.) Securities and Depositary Receipts. The Fund may invest in securities of foreign issuers which meet the same criteria for investment as domestic issuers, or sponsored and unsponsored depositary receipts for such securities. Depositary receipts may take the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

Other Investment Companies. The Fund may invest in securities of other closed-end or open-end funds, including exchange traded funds (“ETFs”), including other funds that invest primarily in MLPs, to the extent permitted under Section 12(d)(1) of the 1940 Act and the rules thereunder, or any exemption granted under the 1940 Act. An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, Fund shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the sections entitled “Use of Leverage” and “Use of Leverage—Leverage Risks,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

Derivatives Transactions. The Fund may, but is not required to, use, without limit, various derivatives transactions described below to seek to generate return, facilitate portfolio management and mitigate risks. Although the Investment Manager may seek to use these kinds of transactions to further the Fund’s investment objectives, no assurance can be given that it will achieve this result. The Fund may enter into exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as “Derivatives Transactions.”

Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. The Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the Investment Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives Transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

The Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default.

OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Illiquid Securities. The Fund may invest up to 20% of its managed assets in illiquid securities. Such securities may include MLP Securities and non-MLP Securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers, which generally creates a more liquid market for securities eligible for resale under Rule 144A than other types of restricted securities.

The Investment Manager will monitor the liquidity of restricted securities in the Fund’s portfolio, under the supervision of the Board of Directors. In reaching liquidity decisions, the Investment Manager will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

When-Issued and Delayed Delivery Transactions. The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. The Fund’s portfolio turnover rate is not expected to exceed 25% under normal circumstances. However, there are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Temporary Defensive Positions. For temporary defensive purposes or to keep cash on hand fully invested, and following the offering of the Common Shares pending investment in securities that meet the Fund’s investment objective, the Fund may invest up to 100% of its total assets in cash, cash equivalents, government securities and short-term fixed income securities. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objective.

USE OF LEVERAGE

The Fund currently intends to seek to enhance its level of cash distributions and total return potential through leverage of approximately 25% of its managed assets (i.e., net assets plus assets obtained from leverage) through Borrowings and/or Reverse Repurchase Agreements, and could engage in leverage up to the maximum permitted by the 1940 Act. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of its total return. The net asset value of the Fund’s Common Shares will be reduced by the issuance costs of any leverage. Through leveraging, the Fund will seek to obtain a higher return for holders of common shares than if the Fund did not utilize leverage. Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Under the 1940 Act, the Fund generally is not permitted to borrow money if the principal amount of such Borrowings exceeds 33  1/3 % of the Fund’s assets less liabilities other than the Borrowings (i.e., the value of the Fund’s assets must be at least 300% of the principal amount of any Borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the Borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the Borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares if, immediately after such issuance, the liquidation value of the outstanding Preferred Shares exceeds 50% of the Fund’s assets (including the proceeds from the issuance) less liabilities other than Borrowings (i.e., the value of the Fund’s assets must be at least 200% of the liquidation value of the outstanding preferred shares). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings is at least 200% of such liquidation value. If the Fund issues preferred shares, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. If the Fund has preferred shares outstanding, two of the Fund’s Directors will be elected by the holders of preferred shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Directors of the Fund. See “Description of Shares—Fund Preferred Shares.” The Fund has no current intention to issue Preferred Shares.

The Fund may enter into Reverse Repurchase Agreements involving the transfer by the Fund of portfolio securities to a financial institution with an agreement to repurchase such securities on a future date at a specified price. In return, the financial institution provides financing to the Fund equal to the discounted value of such securities. The use by the Fund of reverse repurchase agreements effects a form of economic leverage, since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Accordingly, Reverse Repurchase Agreements are subject to many of the same risks of leverage described under “Leverage Risk” below. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement. Pursuant to the terms of its arrangements with financial institutions with which it conducts Reverse Repurchase Agreements, the amount of financing the Fund may obtain through Reverse Repurchase Agreements may not exceed         % of the Fund’s total assets.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for leverage or, if the Fund borrows from a lender, by the lender. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act.

Effects of Leverage

Assuming that leverage will represent approximately 25% of the Fund’s capital and pay dividends or interest or involve payment at a rate set by an interest rate transaction at an annual average rate of 6.0%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed     % in order to cover such dividend payments or interest or payment rates and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. Actual dividend rates, interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table assumes leverage in an aggregate amount equal to 25% of the Fund’s total capital (after such issuance and borrowings). See “Use of Leverage—Leverage Risk.”

Assumed Portfolio Total Return	-10%	-5%	0%	5%	10%
Common Share Total Return	%	%	%	%	%

If the Fund utilizes leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, including the proceeds from leverage. Only the Fund’s Common Shareholders bear the cost of the Fund’s fees and expenses, including the costs associated with any leverage, which will be borne immediately by Common Shareholders. See “Summary of Fund Expenses.”

Leverage Risk

Utilization of leverage is a speculative investment technique and involves certain risks to Common Shareholders. These include the possibility of higher volatility of the net asset value of and distributions on the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Shareholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

Any decline in the net asset value of the Fund’s investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any preferred shares or prepay any Borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction and could result in a termination payment by or to the Fund. See “Use of Leverage—Interest Rate Transactions.”

The use by the Fund of leverage through Reverse Repurchase Agreements involves the risk that the market value of the securities acquired with the proceeds of the Reverse Repurchase Agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, Reverse Repurchase Agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a Reverse Repurchase Agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the Reverse Repurchase Agreement are less than the value of the securities subject to such agreement.

Interest Rate Transactions

In order to seek to reduce interest rate risk if the Fund engages in leverage, the Fund may enter into interest rate swap or cap transactions as to all or a portion of Fund leverage. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the preferred shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate swap and to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. We would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund’s Common Shares as a result of leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund’s Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund’s Common Shares. Buying interest rate caps could enhance the performance of the Fund’s Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net income of the Fund’s Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund would not enter into interest rate swap or cap transactions with an aggregate notional amount that exceeds the outstanding amount of the Fund’s leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset dividend or interest payments. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund’s Common Shares. Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Investment Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily.

The Fund may choose or be required to prepay any Borrowings redeem some or all of any outstanding Preferred Shares. This redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination could result in termination payment by or to the Fund.

The Fund may engage in various Derivatives Transactions described in this Prospectus to seek to generate return, facilitate portfolio management and mitigate risks. Although such derivatives transactions are not treated as leverage for purposes of the limits set forth above, certain Derivatives Transactions may be considered to be a form of economic leverage on the Fund’s portfolio and may be subject to the risks associated with the use of leverage. See “Investment Objective and Policies—Derivatives Transactions.”

PRINCIPAL RISKS OF THE FUND

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objective.

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

Investment Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk

Your investment in Common Shares represents an indirect investment in the common stock, preferred securities and other securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the market risk. See “Use of Leverage—Leverage Risks.”

Risks of MLP Securities

Risks of Equity Securities of MLPs.

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Limited Partner Risks. An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities of MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of equity securities of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in equity securities of MLPs (described further in “Tax Risks” below). Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments.

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Affiliated Party Risk. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

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General Equity Securities Risk. Equity securities of MLPs and MLP affiliates, including I-Shares, subject to the risks associated with all equity investments, including the risk that the value of such securities will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities of MLPs and MLP affiliates held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

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Risks of MLP Subordinated Units. MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

Risks of Debt Securities of MLPs. Debt securities issued by MLPs are subject to the risks associated with all debt investments, including interest rate risk, credit risk and lower rated securities risk. See “Principal Risks of the Fund – Interest Rate Risk” and “– Credit and Lower Rated Securities Risk.”

Risks of Securities of MLP Affiliates. Securities of MLP affiliates, such as I-Shares, represent an indirect investment in the equity securities of MLPs. Prices and volatilities of the securities of MLP affiliates tend to correlate to the price of common units. Holders of the securities of MLP affiliates are therefore subject to the same risks as holders of equity securities of MLPs.

Risks of MLP Funds. Investments in other investment companies that invest primarily in MLPs are subject to the risks associated with all investments in other investment companies. See “Principal Risks of the Fund – Risks of Other Investment Companies.”

Risks of ETNs. ETNs are subject to the credit risk of the sponsoring institution. ETNs that track the performance of MLPs or MLP indices are also subject to the same risks applicable to all MLP Securities.

In addition to the risks set forth above, investments in MLP Securities are also subject to the following market risks:

Energy Sector Risks. Because the Fund will invest at least 80% of its managed assets in energy-related MLP Securities, the Fund will be subject to more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following.

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Commodity Price Risk. MLPs and other entities operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

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Depletion Risk. MLPs and other entities engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

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Supply and Demand Risk. MLPs and other entities operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

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Regulatory Risk. The energy sector is highly regulated. MLPs and other entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs. Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

¡	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;
¡	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;
¡	the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and
¡	the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

There is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary. MLPs may not be able to recover these costs from insurance.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

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Acquisition Risk. MLPs may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

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Weather Risks. Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather or possible climate change. The damage done by extreme weather also may serve to increase many MLPs’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

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Catastrophic Event Risk. MLPs and other entities operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other entities operating in the energy sector. MLPs and other entities operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Industry Specific Risks. MLPs and other entities operating in the energy sector are also subject to risks that are specific to the industry within that sector they serve.

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Pipelines. Pipeline companies are subject to changes in the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

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Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

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Midstream. Midstream MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

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Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

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Propane. Propane MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

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Coal. MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

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Marine shipping. Marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the tanker industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in our portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in our portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Tax Risks. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP to holders of its equity securities and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Thus, if any of the MLPs in which the Fund invested were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in the equity securities of MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Stock.

To the extent that the Fund invests in the equity securities of MLPs, the Fund will be a partner in each such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, a significant portion of the income allocated to partners in MLPs has been offset by allocations of tax deductions to those partners. The Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by the Fund’s share of the MLP’s tax deductions, losses and credits, or by the Fund’s net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. Those distributions will, however, reduce the Fund’s adjusted tax basis in the equity securities of MLPs, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund. Moreover, investments by the Fund in securities and instruments other than equity securities of MLPs may also generate income or gains that will be taxable to the Fund. Taxes incurred at the Fund level will reduce the amount available for distribution to shareholders.

Distributions by the Fund in respect of Common Shares will be taxable to holders as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions in excess of earnings and profits will generally be treated first as a tax-free return of capital that will reduce a stockholder’s basis in its Common Shares, and as capital gain to the extent they exceed such basis. Because of the Fund’s investments in MLP Equity Securities, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. As a result of these differences, Fund distributions in excess of the Fund’s taxable income may be treated as made out of the Fund’s current or accumulated earnings and profits, and hence taxable as dividends to holders of Common Shares.

More generally, although the Fund expects that a [significant] portion of its distributions may be treated as a return of capital, the Fund is unable to predict what portion of its distributions will in fact be so treated and it is possible that all or substantially all of the Fund’s distributions will be taxable as dividends in any given year. For U.S. holders of Common Shares taxable as individuals, dividends received in taxable years beginning on or before December 31, 2010 will, subject to satisfaction of certain holding period and other requirements, generally be treated as qualified dividend income that is eligible for reduced rates of taxation. However, for taxable years beginning after December 31, 2010, dividends will be taxable to such shareholders at ordinary income rates unless Congress enacts legislation providing otherwise.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund and/or the MLP Securities in which the Fund invests. See “Taxation.”

Delay in Use of Proceeds Risk. Although the Fund currently intends to invest the proceeds from any sale of the Common Shares offered hereby within 60 days following the completion of this offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLP Securities may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in short-term money market instruments and U.S. government securities, pending investment in MLP Securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Stock for the period immediately following any offering pursuant to this Prospectus may be lower than when the Fund is fully invested in accordance with its investment objective and policies. See “Use of Proceeds.”

Interest Rate Risk to MLPs. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. See “Interest Rate Risk” below.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity Risk. Although a significant portion of the MLP Securities and other securities in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain MLPs or other issuers. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the Investment Manager believes it is desirable to do so.

Natural Resources Sector Risks. The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund’s investments in MLPs and other entities operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

Small Capitalization Risk. The Fund may invest in MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Competition Risk. A number of alternatives to us as vehicles for investment in a portfolio of energy-related MLP Securities exist, including other publicly traded investment companies, structured notes and private funds. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make distributions.

Restricted Securities Risk. The Fund may invest up to 20% of its managed assets in unregistered or otherwise restricted MLP Securities. Such securities are subject to the risks described in “Principal Risks of the Fund – Restricted Securities and Illiquid Securities Risk” below.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

Capital Markets Risk. Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, MLPs may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Valuation Risk. Market prices may be unavailable for some of the MLP Securities in which the Fund invests, including MLP subordinated units, direct ownership of general partner or managing member interests and restricted or unregistered securities of certain MLPs and private companies. The value of such securities will be determined by fair valuations determined by the Board of Directors or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Directors. Proper valuation of such securities may require more reliance on the judgment of the Investment Manager than for valuation of securities for which an active trading market exists. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund reflect (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and the tax basis of the Fund’s assets, (ii) the net tax effects of temporary differences between the carrying amounts of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by the Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) (“ASC Topic 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax asset or liability.

Deferred tax assets may constitute a relatively high percentage of the Fund’s net asset value. Any valuation allowance required against such deferred tax assets or future adjustments to a valuation allowance may reduce the Fund’s deferred tax assets and could have a material impact on the Fund’s net asset value and results of operations in the period the valuation allowance is recorded or adjusted.

Risks of Non-MLP Securities

Common Stock Risk

Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Convertible Securities Risk

Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Special Risks Related to Preferred Securities

There are special risks associated with investing in preferred securities, including:

Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights. Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Supply of Hybrid-Preferred Securities. The Financial Accounting Standards Board currently is reviewing accounting guidelines relating to hybrid-preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected. The legislation enacted in 2003 that reduced the Federal income tax rates on dividends may also adversely impact the market and supply of hybrid-preferred securities if the issuance of such securities becomes less attractive to issuers.

New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Royalty and Other Income Trust Risk

Royalty and income trusts generally make single-sector or even single-enterprise investments, and their investments are therefore sensitive to business cycles, particularly real estate or commodities trusts, and certain trusts may be considered partnerships and their interests do not provide the same limited liability protection as common stocks. Distributions from these trusts may include return of capital invested and, since valuation of a trust’s unit is most frequently driven by a multiple of the entire distribution, units of a trust distributing returns of capital may be priced above their economic value. Royalty trusts and income trusts do not guarantee minimum distributions or even return of capital, and if a trust’s investments lose money, the trust can reduce or even eliminate distributions, which will typically be accompanied by a loss in the market value of trust units. To the extent these trusts pay out more than their net income (returns of capital), the trusts’ capital will decline over time. To the extent that the value of royalty trusts or income trusts is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the trusts’ market value. Royalty trusts and income trusts frequently are found in Canada, and an investment in a Canadian trust will be subject to certain additional risks of investing in foreign securities.

Interest Rate Risk

Interest rate risk is the risk that fixed-income securities such as debt securities and preferred securities, and to a lesser extent dividend paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the net asset value and market price of common shares may tend to decline if market interest rates rise.

During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

Credit Risk and Lower-Rated Securities Risk

Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. The Fund may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and below investment grade bonds are commonly referred to as “high yield bonds” “junk bonds.” These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. Yields on lower-rated securities will fluctuate. If the issuer of the lower-rated securities defaults, and the Fund may incur additional expenses to seek recovery. The market values of lower grade securities tend to be more volatile than investment grade securities. A security will be considered to be investment grade if, at the time of investment, such security has a rating of “BBB” or higher by S&P, “Baa” or higher by Moody’s or an equivalent rating by an NRSRO, or, if unrated, such security is determined by the Investment Manager to be of comparable quality.

Lower-rated securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and our ability to achieve our investment objective may, to the extent we are invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if we were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities which are in default at the time of purchase. The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Foreign Securities Risks

Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

•	future foreign economic, financial, political and social developments;
•	different legal systems;
•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;
•	less governmental supervision;
•	regulation changes;
•	changes in currency exchange rates;
•	less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;
•	high and volatile rates of inflation;
•	currency devaluation;
•	fluctuating interest rates; and
•	different accounting, auditing and financial record-keeping standards and requirements.

Investments in Foreign Securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency; and

•	balance of payments position.

In addition, certain investments in Foreign Securities also may be subject to foreign withholding taxes. Dividend income the Fund receives from Foreign Securities may not be eligible for the special tax treatment applicable to qualified dividend income.

The Fund may hold Foreign Securities of developed market issuers and emerging market issuers. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

As a result of these potential risks, the Investment Manager may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Investment Manager, have had no or limited prior experience.

Currency Devaluations and Fluctuations

The Fund will invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar-denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value. The Fund will compute its income on the date of its receipt by the Fund at the exchange rate in effect with respect to the relevant currency on that date. If the value of the currency declines relative to the dollar between the date income is accrued and the date the Fund makes a distribution, the amount available for distribution to the Fund’s shareholders would be reduced. If the exchange rate against the dollar of a currency in which a portfolio security of the Fund is denominated declines between the time the Fund accrues expenses in dollars and the time expenses are paid and if the Fund sells some or all of its position in that security to pay those expenses, the amount of the currency required to be converted into dollars in order to pay expenses in dollars will be greater than the equivalent amount in the currency of the expenses at the time they were incurred. A decline in the value of non-U.S. currencies relative to the dollar may also result in foreign currency losses that will reduce distributable net investment income.

Risks of Investing in Other Investment Companies

To the extent the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of investment companies, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a stockholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Risks associated with investments in closed-end funds also generally include the risks described in this prospectus associated with the Fund’s structure as a closed-end investment company, including market risk, leverage risk, risk of market price discount from net asset value, risk of anti-takeover provisions and non-diversification. In addition, investments in closed-end funds may be subject to the following risks:

•	Manager Risk. The Fund’s investments in other closed-end funds are subject to the ability of the managers of the funds to achieve the funds’ investment objectives.

•	Dilution Risk. Strategies employed by a closed-end fund, such as rights offerings, may, under certain circumstances, have the effect of reducing its share price and the Fund’s proportionate interest.

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Foreign Closed-End Fund Risk. Risks associated with investments in closed-end funds registered under foreign law may be different than those of investments in U.S. registered closed-end funds. Foreign registered funds are subject to a different regulatory regime that may be less rigorous than in the United States in areas such as governance and financial reporting requirements. There also may be less publicly available information about such funds, and investments in these funds may carry special tax consequences. In addition, foreign closed-end funds are generally subject to the risks of investing in other types of foreign securities.

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Business Development Companies (“BDCs”) Risk. Investments in closed-end funds that are BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized companies that may not have access to public equity markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and the portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value.

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ETF Risk. An ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETF share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETF. In addition, certain securities that are part of the index tracked by an ETF may, at times, be unavailable, which may impede the ETF’s ability to track its index. An ETF that utilizes leverage can, at times, be relatively illiquid, which can affect whether its share price approximates net asset value. As a result of using leverage, an ETF is subject to the risk of failure in the futures and options markets it uses to obtain leverage and the risk that a counterparty will default on its obligations, which can result in a loss to the Fund.

Derivatives Transactions Risk

Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. The Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the Investment Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives Transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

The Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default.

OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Transactions are also subject to:

•

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to any Derivatives Transactions entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

•

Interest Rate Transactions Risk. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See “Interest Rate Transactions.”

Restricted and Illiquid Securities Risk

The Fund may invest in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Leverage Risk

Under current market conditions, the Fund intends to utilize leverage in an amount up to 25% of its managed assets. However, the Fund reserves the right at any time to utilize leverage to the extent permitted by the 1940 Act. Leverage is a speculative technique and there are special risks and costs associated with leveraging. For a more detailed description of the risks associated with leverage, see “Use of Leverage—Leverage Risks.”

Risk of Market Price Discount from Net Asset Value

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Net asset value will be reduced immediately following the offering of the Common Shares by the sales load and the amount of organizational and offering expenses paid by the Fund. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, we cannot predict whether the shares will trade at, above or below net asset value, or at below or above the initial public offering price.

ADDITIONAL RISK CONSIDERATIONS

Portfolio Turnover Risk

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. Although the Investment Manager cannot accurately predict our portfolio turnover rate, it is not expected to exceed 25% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. The types of MLPs in which the Fund intends to invest have historically made cash distributions of which a substantial portion are not taxed as income to the Fund in the current year but are treated as a non-taxable return of capital to the extent of the Fund’s basis in the MLP Securities. To the extent such return of capital applies, most of the tax related to such distribution would be deferred until the Fund sells such MLP Securities at which time the Fund would pay any required tax on gains. The sooner the Fund sells such MLP Securities, the sooner the Fund would be required to pay tax on resulting gains. In addition, recognition of such gains by the Fund will increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions of Common Shares being treated as dividend income to our Common Shareholders. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on the Fund Preferred Shares, if any, or interest payments on any borrowings may increase. In addition, during any periods of rising inflation, Fund Preferred share dividend rates would likely increase, which would tend to further reduce returns to holders of Common Shares.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single issuer. Because we, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.

Anti-Takeover Provisions

Certain provisions of our Articles of Incorporation and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify our structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Articles of Incorporation and conversion to open-end status. See “Description of Shares” and “Certain Provisions of the Articles of Incorporation and By-Laws.”

Market Disruption Risk

The aftermath of the wars in Iraq and Afghanistan and the continuing occupation of those countries, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

Global financial markets have recently experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk. Risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the contraction in the capital markets. The continued recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets.

The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio.

The instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk that are fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” (as defined below) Common Shares and, if issued, preferred shares voting as a single class, and the approval of the holders of a majority of the preferred shares voting as a separate class. Under these limitations, the Fund may not: (1) issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom, or pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; (2) act as an underwriter of securities issued by other persons; (3) purchase or sell real estate or mortgages on real estate; (4) purchase or sell commodities or commodity futures contracts; or (5) make loans to other persons except through the lending of securities held by it. Further information about and exceptions to these limitations are contained in the SAI under “Investment Objective and Policies.” For these purposes, a “majority of the outstanding” shares means the lesser of (a) 67% of the Fund’s outstanding voting securities present at a stockholder meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund may become subject to guidelines that are more limiting than its investment restrictions in order to obtain and maintain ratings from NRSROs on any preferred shares that it issues. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s Common Shareholders or the Fund’s ability to achieve its investment objective. See “Investment Objective and Policies” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund has incurred leverage which begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may attempt to shorten the average maturity of its overall investment portfolio or may reduce any indebtedness or extend the maturity of any outstanding preferred shares or reduce any Borrowings. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing any preferred shares. As explained above under “Use of Leverage—Leverage Risk,” the success of any such attempt to limit leverage risk depends on the Investment Manager’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described in this paragraph.

If the Fund incurs leverage and market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued preferred shares or preferred shares that the Fund previously issued but later repurchased or otherwise increase Borrowings.

Hedging Transactions

The Fund may enter into Derivatives Transactions, in part, to manage risk. See “Principal Risks of the Fund—Derivatives Transactions Risk.”

Limited Issuance of Fund Preferred Shares and Borrowings

The Fund is limited under the 1940 Act in the level of Borrowings it may incur and the amount of Preferred Shares it may issue. See “Description of Shares—Limited Issuance of Fund Preferred Shares and Borrowings.” The Fund has no current intention to issue Preferred Shares.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreement with its Investment Manager, sub-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Investment Manager and the Fund’s sub-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Manager

Cohen & Steers Capital Management, Inc., with offices located at 280 Park Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. The Investment Manager, a registered investment adviser, was formed in 1986, and as of June 30, 2010 had $26.2 billion of assets under management. Its clients include pension plans, endowment funds and registered investment companies, including some of the largest open-end and closed-end real estate funds. The Cohen & Steers Funds invest in U.S. and non-U.S. real estate investment trusts and other real estate securities, infrastructure securities, preferred and other fixed income securities and dividend paying large-cap value securities. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol “CNS.”

Investment Management Agreement

Under its Investment Management Agreement with the Fund, the Investment Manager furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager will be responsible for the overall management of the Fund’s portfolio. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Investment Manager.

For its services under the Investment Management Agreement, the Fund will pay the Investment Manager a monthly investment management fee computed at the annual rate of       % of average daily managed assets ( i.e., the net asset value of the Common Shares plus the liquidation preference of any preferred shares and the principal amount of any Borrowings used for leverage). In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, listing expenses, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. If the Fund utilizes leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, which includes the net asset value of the Common Shares, the liquidation preference of any preferred shares and the principal amount of any Borrowings used for leverage. The Fund’s investment management fees and other expenses are paid only by the Common Shareholders and not by holders of the preferred shares. See “Use of Leverage.”

Portfolio Managers

The Fund’s portfolio managers are:

Robert S. Becker — Mr. Becker is a Vice President of the Fund. Mr. Becker joined the Investment Manager as a Senior Vice President in 2003. Mr. Becker is the director of the Investment Manager’s utility investment team. Prior to joining the Investment Manager, Mr. Becker was a co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments. Mr. Becker has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.

Benjamin Morton — Mr. Morton joined the Investment Manager in 2003 as a research analyst covering utilities, and currently serves as Senior Vice President of the Investment Manager and CNS. Prior to joining the Investment Manager, Mr. Morton was a research associate at Citigroup.

The Investment Manager a utilizes a team-based approach in managing the Fund. Becker and Morton, as the leaders of the team, direct and supervise the execution of the Fund’s investment strategy, and lead and guide other members of the global investment team.

See “Compensation of Directors and Certain Officers” and “Investment Advisory and Other Services” in the SAI for further information about the Fund’s portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Administration and Sub-Administration Agreement

Under its Administration Agreement with the Fund, the Investment Manager will have responsibility for providing administrative services and assisting the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with                      as sub-administrator under a fund accounting and administration agreement (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement,                     has assumed responsibility for certain fund administration services.

Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis,         % of the Fund’s average daily managed assets. Under the Sub-Administration Agreement, the Fund pays                     a monthly sub-administration fee. The sub-administration fee paid by the Fund to                      is computed on the basis of the average daily managed assets in the Fund at an annual rate equal to         % of the first $        billion in assets, and         % of assets in excess of $        billion, with a minimum fee of $            . The aggregate fee paid by the Fund and the other funds in the Cohen & Steers fund complex to                      is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. For those funds with preferred shares or borrowings outstanding, the monthly average net assets will be adjusted by the monthly average liquidation preference of the preferred shares. The Fund is then responsible for its pro rata amount of the aggregate administration fee.                      also serves as the Fund’s custodian and                      has been retained to serve as the Fund’s transfer agent, dividend disbursing agent and registrar. See “Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar.”

DIVIDENDS AND DISTRIBUTIONS

Dividend Reinvestment Plan

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan. Each Common Shareholder who participates in the Plan will have all distributions of dividends automatically reinvested in additional Common Shares by                      as agent (the “Plan Agent”). Common Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Common Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the Common Shareholders in administering the Plan. After the Fund declares a dividend, the Plan Agent will, as agent for the stockholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per Common Share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per Common Share on the payment date.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $         fee plus $         per share brokerage commissions.

In the case of stockholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are participants in the Plan. Common Shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, acting as dealer.

The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividend distributions. Purchases and/or sales are usually made through a broker affiliated with                     .

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all stockholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all stockholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at                 .

The automatic reinvestment of dividends will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See “Taxation.”

CLOSED-END STR UCTURE

The Fund is a newly organized, non-diversified closed-end management investment company. Closed-end investment companies differ from open-end investment companies (open-end funds or mutual funds) in that closed-end investment companies generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if you wish to sell your shares of a closed-end investment company you must trade them on the market like any other stock at the prevailing market price at that time. In an open-end fund, if the stockholder wishes to sell shares, the fund will redeem or buy back the shares at “net asset value.” Open-end funds generally offer new shares on a continuous basis to new investors, and closed-end investment companies generally do not. The continuous inflows and outflows of assets in an open-end fund can make it difficult to manage the fund’s investments. By comparison, closed-end investment companies are generally able to stay fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as leverage and investments in illiquid securities.

Shares of closed-end investment companies frequently trade at a discount to their net asset value. See “Principal Risks of the Fund—Risk of Market Price Discount From Net Asset Value.” Because of this possibility and the recognition that any such discount may not be in the best interest of stockholders, the Fund’s Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund’s Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See “Repurchase of Shares.” The Board of Directors may also consider converting the Fund to an open-end fund, which would require a vote of the stockholders of the Fund. See “Possible Conversion to Open-End Fund Status.”

REPURCHASE OF SHARES

Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund’s shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Common Shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund.

Although Common Shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. For more information see “Repurchase of Shares” in the SAI. Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its stockholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. See “Taxation” for a description of the potential tax consequences of a share repurchase.

POSSIBLE CONVERSION TO OPEN-END FUND STATUS

The Fund may be converted to an open-end fund at any time by a vote of the outstanding shares. See “Certain Provisions of the Articles of Incorporation and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end fund. If the Fund converted to an open-end fund, it would be required to redeem all preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), if any, and the Fund’s Common Shares would no longer be listed on the New York Stock Exchange. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end fund may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end funds typically engage in a continuous offering of their shares. Open-end funds are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAXATION

The following discussion of certain U.S. federal income tax consequences of investing in the Fund is based on the Internal Revenue Code (the “Code”), U.S. Treasury regulations, and other applicable authorities, all as in effect on the date hereof. These authorities are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. This discussion assumes, except where otherwise indicated, those Common Shares are held as capital assets. The discussion does not purport to be complete or to address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local laws.

As used herein, the term “U.S. Holder” means a beneficial owner of Common Shares that is for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

As used herein, the term “non-U.S. Holder” means a beneficial owner of Common Shares that is neither a U.S. Holder nor a partnership (or other entity treated as a partnership for U.S. federal income tax purposes).

If a partnership holds Common Shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Investors that are partners in a partnership holding Common Shares should consult their tax advisors regarding their particular situations.

Taxation of the Fund

The Fund will be treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). Such taxable income would generally include, among other items, all of the Fund’s net income from its investments in the equity securities of MLPs, other types of equity securities, derivatives, debt securities, royalty trusts and foreign securities less Fund expenses. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The Fund’s payment of corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on the Common Stock. In addition, distributions to Common Shareholders of the Fund will be taxed under U.S. federal income tax laws applicable to corporate distributions, and thus the Fund’s income will be subject to two layers of taxation. As a regular corporation, the Fund may also be subject to state income tax, franchise tax or foreign tax by reason of its investments in equity securities of MLPs.

Deferred income taxes reflects taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of the Fund’s investments and the tax benefit of accumulated net operating losses. The Fund will accrue a net deferred tax liability if the Fund’s future tax liability on the Fund’s unrealized gains exceeds the tax benefit of the Fund’s accumulated net operating losses. The Fund will accrue a net deferred tax asset if the Fund’s future tax liability on its unrealized gains is less than the tax benefit of the Fund’s accumulated net operating losses or if the Fund has net unrealized losses on its investments.

To the extent the Fund has a net deferred tax asset; consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criteria established by accounting standard ASC 740 Income Taxes formerly known as FAS No. 109 that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the Fund’s assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency, and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

Recovery of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of the Fund’s portfolio of investments may change the Fund’s assessment regarding the recoverability of the deferred tax asset and would likely result in a valuation allowance.

If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund does not expect to meet the requirements for treatment under the Code as a regulated investment company and will not elect to be so treated. A regulated investment company generally does not pay corporate income tax, provided that it timely distributes all or substantially all of its income to its shareholders and satisfies certain source of income and asset diversification requirements. The Fund will not satisfy the diversification requirements because of the extent of its investments in MLPs. Thus, the regulated investment company taxation rules will not have current application to the Fund or to the Fund’s shareholders. In the future, the Fund may decide to qualify and elect to be treated as a regulated investment company if the Fund determines that doing so would be in the best interests of the Fund’s shareholders. The Fund may make such an election, for example, if changes to the Code were to make it disadvantageous to continue to be treated as a “C” corporation for tax purposes. Making such an election would generally require the Fund to limit its investment in MLP Equity Securities to satisfy the diversification requirements applicable to regulated investment companies, and would, among other things, require that the Fund either (i) be subject to corporate level taxes on any net built-in gains actually recognized over a ten-year period or (ii) recognize and pay tax on unrealized gains as of the last day of the Fund’s last taxable year as a “C” corporation.

Equity Securities of MLPs

MLPs are generally characterized as “publicly traded partnerships” for U.S. federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires all publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. The Fund intends to invest primarily in MLPs that are taxed as partnerships for U.S. federal income tax purposes, and references in this discussion to MLPs include only MLPs that are so taxed. If any of the MLPs in which the Fund invests were treated as corporations for U.S. federal income tax purposes, such MLP would be required to pay U.S. federal income tax on its taxable income and the after-tax return to the Fund with respect to its investment in such MLP could be significantly reduced.

When the Fund invests in equity securities of MLPs, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP, whether or not the MLP distributes cash to the Fund. A distribution from an MLP is treated as a tax-free return of capital to the extent of the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders, and Common Shareholders may also incur taxes on their distributions.

In addition, for purposes of calculating the Fund’s alternative minimum taxable income, the Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Federal Income Taxation of U.S. Holders

Taxation of Distributions. The gross amount of distributions by the Fund in respect of Common Shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and, in the case of dividends paid in taxable years beginning on or before December 31, 2010, will generally be treated as “qualified dividend income” for non-corporate U.S. Holders (including individuals) and will be eligible for reduced rates of taxation. For taxable years beginning on or after January 1, 2011, dividends received from the Fund by non-corporate U.S. shareholders will be fully taxable at ordinary income rates unless Congress enacts tax legislation providing otherwise.

To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined under U.S. federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of Common Shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the Common Shares), and the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain if such U.S. Holder has held the applicable Common Shares for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed its earnings and profits. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its Common Shareholders for U.S. federal income tax purposes, although no assurance can be given in this regard.

Because of the Fund’s status as a corporation for U.S. federal income tax purposes and its investments in MLP Equity Securities, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. For instance, the Fund may use a less accelerated method of depreciation and depletion for purposes of computing its earnings and profits than the method used for purposes of calculating the taxable income of the MLP. In that case, the Fund’s earnings and profits would not be increased solely by its allocable share of the MLP’s taxable income, but would also have to be increased for the amount by which the more accelerated depreciation and depletion methods used for purposes of computing taxable income exceed the less accelerated methods used for purposes of computing earnings and profits. Because of these differences, distributions by the Fund in excess of its taxable income may be treated as made out of the Fund’s current or accumulated earnings and profits, and hence treated as dividends to holders of Common Shares.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.

Taxation of Capital Gains. A U.S. Holder will recognize taxable gain or loss on any sale, exchange or other disposition of Common Shares in an amount equal to the difference between the amount realized for the Common Shares and the holder’s adjusted tax basis in such Common Shares. Generally, a U.S. Holder’s adjusted tax basis in the Common Shares will be equal to the cost of the holder’s Common Shares, increased by distributions that are reinvested in additional shares of the Fund and reduced by adjustments for distributions paid by the Fund in excess of its earnings and profits ( i.e. , returns of capital). Such gain or loss will generally be capital gain or loss. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding. In general, information reporting will apply to distributions in respect of Common Shares and the proceeds from the sale, exchange or other disposition of Common Shares that are paid to a U.S. Holder within the United States (and in certain cases, outside the United States), unless the holder is an exempt recipient. A backup withholding tax (currently at a rate of 28%, although the backup withholding rate will increase to 31% for payments after December 31, 2010) may apply to such payments if the holder fails to provide a taxpayer identification number (generally on an IRS Form W-9) or certification of other exempt status or fails to report in full dividend and interest income. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

Federal Income Taxation of Non-U.S. Holders

The following discussion is a summary of certain U.S. federal income tax consequences that will apply to non-U.S. Holders. Special rules may apply to certain non-U.S. Holders, such as “controlled foreign corporations,” “passive foreign investment companies” and certain expatriates, among others, that are subject to special treatment under the Code. Such non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

Taxation of Dividends. Distributions paid to a non-U.S. Holder generally will be subject to withholding of U.S. federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. However, distributions that are effectively connected with the conduct of a trade or business by a non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are attributable to a United States permanent establishment) are not subject to the withholding tax, provided certain certification and disclosure requirements (generally on an IRS Form W-8ECI) are satisfied. Instead, such distributions are subject to U.S. federal income tax on a regular graduated basis in the same manner as if the non-U.S. Holder were a U.S. person as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to the “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

A non-U.S. Holder who wishes to claim the benefits of an applicable income tax treaty (and avoid backup withholding, as discussed below) for dividends will be required (a) to complete IRS Form W-8BEN (or other applicable form) and certify under penalty of perjury that such holder is not a U.S. person as defined under the Code and is eligible for treaty benefits or (b) if Common Shares is held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable U.S. Treasury regulations. Special certification and other requirements apply to certain non-U.S. Holders that are pass-through entities rather than corporations or individuals.

A non-U.S. Holder eligible for a reduced rate of U.S. withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

If the amount of a distribution to a non-U.S. Holder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the non-U.S. Holder’s tax basis in the Common Shares, and then as capital gain. As discussed above under the caption “—Federal Income Taxation of U.S. Holders—Taxation of Dividends,” the Fund expects that only a portion of its distributions to its Common Shareholders with respect to the Common Shares will be treated as dividends for U.S. federal income tax purposes, although no assurance can be given in this regard. A return of capital or capital gain recognized by a non-U.S. Holder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to U.S. federal income tax, except as described below under “Taxation of Capital Gains”. However, the Fund, its paying agents or financial intermediaries through which a non-U.S holder owns Common Shares may apply U.S. federal tax withholding to such distributions because of uncertainty as of the time such distributions are made regarding the amount of the Fund’s earnings and profits for the applicable taxable year, and hence as to whether the distribution should be treated in whole or in part as a dividend. To the extent such withholding occurs, a non-U.S. Holder may seek a refund of the withheld tax by filing an appropriate claim for a refund with the IRS.

Taxation of Capital Gains. A non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain realized on the disposition of Common Shares unless:

•

the gain is effectively connected with a trade or business of the non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the non-U.S. Holder);

•	the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

•	the Fund is or has been a “United States real property holding corporation” for U.S. federal income tax purposes.

An individual non-U.S. Holder described in the first bullet point immediately above will be subject to tax on the net gain derived from the sale under regular graduated U.S. federal income tax rates. An individual non-U.S. Holder described in the second bullet point immediately above will be subject to a flat 30% tax on the gain derived from the sale, which may be offset by U.S. source capital losses, even though the individual is not considered a resident of the United States. If a non-U.S. Holder that is a foreign corporation falls under the first bullet point immediately above, the Holder will be subject to tax on its net gain in the same manner as if the Holder were a U.S. person as defined under the Code and, in addition, may be subject to the branch profits tax equal to 30% of its effectively connected earnings and profits or at such lower rate as may be specified by an applicable income tax treaty.

With respect to the third bullet point above, if the Fund is or becomes a “United States real property holding corporation,” so long as the Fund’s Common Shares is regularly traded on an established securities market (such as the NYSE), only a non-U.S. Holder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the Holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s Common Shares will be subject to U.S. federal income tax on the disposition of Common Shares. The Fund is not expected to be a “United States real property holding corporation” for U.S. federal income tax purposes.

Information Reporting and Backup Withholding. The Fund must report annually to the Internal Revenue Service and to each non-U.S. holder the amount of distributions paid to such holder (whether treated as dividends or a return of capital) and the tax withheld with respect to such distributions. Copies of the information returns reporting such distributions and withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty.

A non-U.S. Holder will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that such holder is a U.S. person as defined under the Code), or such holder otherwise establishes an exemption. Dividends subject to withholding of U.S. federal income tax as described under the caption “—Federal Income Taxation of Non-U.S. Holders—Taxation of Dividends” above will not be subject to backup withholding.

Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale of Common Shares within the United States or conducted through certain U.S.-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a U.S. person as defined under the Code), or such owner otherwise establishes an exemption.

Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a non-U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Holders should consult their tax advisor regarding the application of the information reporting and backup withholding rules to them.

Additional Withholding Requirements

Under recently enacted legislation, the relevant withholding agent may be required to withhold 30% of any dividends and the proceeds of a sale of Common Shares paid after December 31, 2012 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.

Medicare Tax on Net Investment Income

For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose a tax on the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest, dividends (including dividends paid with respect to our Common Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our Common Shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Common Shareholders are advised to consult their own tax advisors regarding additional taxation of net investment income.

Investment by Tax-Exempt Investors

Employee benefit plans and most other organizations exempt from U.S. federal income tax, including individual retirement accounts and other retirement plans, are subject to U.S. federal income tax on UBTI. Because the Fund is a corporation for U.S. federal income tax purposes, an owner of Common Shares will not report on its federal income tax return any of the Fund’s items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of Common Shares unless its ownership of Common Shares is debt-financed. In general, Common Shares would be debt-financed if the tax-exempt owner of Common Shares incurs debt to acquire Common Shares or otherwise incurs or maintains a debt that would not have been incurred or maintained if that Common Shares had not been acquired.

Investment by Regulated Investment Companies

As stated above, a holder of Common Shares will not report on its federal income tax return any of the Fund’s items of gross income, gain, loss and deduction. Instead, the shareholder will simply report income with respect to Fund distributions or gain with respect to the sale of Common Shares. Thus, distributions with respect to the Common Shares will result in income that is qualifying income for a regulated investment company. Furthermore, any gain from the sale or other disposition of Common Shares will constitute gain from the sale of stock or securities and will also result in income that is qualifying income for a regulated investment company. Finally, Common Shares will constitute qualifying assets for purposes of the diversification tests applicable to regulated investment companies, which generally must own at least 50% in qualifying assets and not more than 25% in certain non-qualifying assets at the end of each quarter, provided such regulated investment companies do not violate certain percentage ownership limitations with respect to the Fund’s shares.

Other Taxation

The U.S. federal income tax discussion set forth above is for general information only. The SAI summarizes further U.S. federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein. Fund distributions also may be subject to state, local and foreign taxes. You should consult with your own tax advisor regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

DESCRIPTION OF SHARES

Common Shares

    The Fund is authorized to issue                      shares of Common Shares, $.001 par value. The Common Shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable. Common Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the Common Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors. Whenever preferred shares and borrowings are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the preferred shares and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. See “—Fund Preferred Shares” and “—Limited Use of Borrowings” below. The Fund expects its Common Shares to be listed on the NYSE, subject to notice of issuance, under the symbol “             .” Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of stockholders in each year. The foregoing description and the description below under “Certain Provisions of the Articles of Incorporation and By-Laws” and above under “Possible Conversion to Open-End Fund Status” are subject to the provisions contained in the Fund’s Articles of Incorporation and By-Laws.

Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Investment Manager has agreed to pay all organizational expenses and offering costs (other than sales load, but including the $            per Common Share partial reimbursement of expenses to the underwriters) that exceed $            per Common Share. See “Use of Proceeds.”

As of the date of this prospectus, the Investment Manager owned of record and beneficially shares of the Fund’s Common Shares constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

Fund Net Asset Value

The Fund will determine the net asset value of its shares daily on each day that the NYSE is open for trading, as of the close of trading on the NYSE (currently 4:00 p.m. New York time) at the end of each day. Net asset value of our Common Shares is computed by dividing the value of all assets of the Fund (including accrued interest and dividends and current and deferred income tax assets), less all liabilities (including accrued expenses, distributions payable, current and deferred and other income taxes, and any Borrowings)) and less the liquidation preference of any outstanding preferred shares, by the total number of shares outstanding. Any interest rate swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the NAV per share of each Fund, readily marketable portfolio securities principally traded on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the last sale price reflected on such principal market on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, the bid price may be used. If no bid or asked prices are quoted on such day, then the security is valued by such method as a Fund’s Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter are valued at the official closing prices as reported by sources as a Fund’s Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Fund’s Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the Investment Manager determines that bid and/or ask price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is 60 possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to purchase or sell Fund shares on the NYSE.

Because the Fund is a corporation that is obligated to pay income taxes the Fund accrues income tax liabilities and assets. As with any other asset or liability, the Fund’s tax assets and liabilities increase or decrease the Fund’s net asset value.

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income or loss in computing the Fund’s taxable income or loss.

Deferred income taxes reflects taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of the Fund’s investments and the tax benefit of accumulated net operating losses. The Fund will accrue a net deferred tax liability if the Fund’s future tax liability on the Fund’s unrealized gains exceeds the tax benefit of the Fund’s accumulated net operating losses. The Fund will accrue a net deferred tax asset if the Fund’s future tax liability on its unrealized gains is less than the tax benefit of the Fund’s accumulated net operating losses or if the Fund has net unrealized losses on its investments.

To the extent the Fund has a net deferred tax asset; consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criteria established by accounting standard ASC 740 Income Taxes, formerly known as FAS No. 109, that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the Fund’s assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency, and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

Recovery of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of the Fund’s portfolio of investments may change the Fund’s assessment regarding the recoverability of the deferred tax asset and would likely result in a valuation allowance.

If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

Fund Preferred Shares

The Fund’s Articles of Incorporation authorize the Board of Directors, without approval of the Common Shareholders, to classify any unissued shares of the Fund’s common stock into preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors (“Fund Preferred Shares”). The Fund has no current intention to issue Preferred Shares.

Limited Issuance of Fund Preferred Shares and Borrowings

Under the 1940 Act, the Fund could issue Fund Preferred Shares with an aggregate liquidation preference of up to one-half of the value of the Fund’s managed assets less liabilities other than Borrowings, measured immediately after issuance of the Fund Preferred Shares. “Liquidation preference” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation preference of the Fund Preferred Shares is less than one-half of the value of the Fund’s assets less liabilities other than Borrowings (determined after deducting the amount of such dividend or distribution) immediately after the distribution. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to such Borrowings, asset coverage means the ratio which the value of the assets of the Fund, less liabilities other than Borrowings, bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise.

The Fund intends to leverage approximately 25% of its managed assets (including the amount obtained from leverage), and may leverage in an amount up to the maximum extent permitted by the 1940 Act. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund’s portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund intends to purchase or redeem Fund Preferred Shares and/or reduce outstanding Borrowings if necessary to maintain required asset coverage.

In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for Fund Preferred Shares, if any, or commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference

    The Fund Preferred Shares, if any, would have complete priority over the Common Shares. Currently, the Fund has no intention to issue Preferred Shares.

Liquidation Preference

    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights

    Fund Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the SAI and except as otherwise required by applicable law, holders of Fund Preferred Shares will vote together with Common Shareholders as a single class.

    Holders of Fund Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund’s Directors. The remaining Directors will be elected by Common Shareholders and holders of Fund Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Fund Preferred Shares, the holders of all outstanding Fund Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund’s Directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Fund Preferred Shares will be required, in addition to the combined single class vote of the holders of Fund Preferred Shares and Common Shares.

Redemption, Purchase and Sale of Fund Preferred Shares

    The terms of the Fund Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Fund Preferred Shares and resell any shares so tendered. Any redemption or purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See “Use of Leverage.”

    The discussion above describes the Board of Directors’ present intention with respect to a possible offering of Fund Preferred Shares. If the Board of Directors determines to authorize such an offering, the terms of the Fund Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Articles of Incorporation.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS

    The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of stockholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

    The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end fund. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the Common Shareholders unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund.

    A “Continuing Director” is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund’s initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by stockholders of the Fund will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph and the preceding paragraph.

    The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2 / 3 % of the votes entitled to be cast thereon by the stockholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with Borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i) and (ii) and this clause (iii) above being known individually as a “Business Combination”);

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s Articles of Incorporation to terminate the Fund’s existence; or

(v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under Federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors (as defined above). In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required. The Fund’s By-Laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year’s annual meeting.

The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund’s stockholders generally.

Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

UNDERWRITING

Subject to the terms and conditions stated in the purchase agreement dated             , 2010, each underwriter named below, for which                            is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

Underwriter	Number of Common Shares

Total

The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $             per share. The sales load investors in the Fund will pay of $ _.             per share is equal to 4.50% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $             per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before                     , 2010.

The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$	$	$
Sales load		$	$
Estimated offering expenses		$	$
Proceeds, after expenses, to Fund	$	$	$

The expenses of the offering are estimated at $    and are payable by the Fund. The Fund has also agreed to pay the underwriters $           per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund of the partial reimbursement to the underwriters will not exceed           % of the total price to the public of the Common Shares sold in this offering. Offering expenses paid by the Fund may include reimbursement to the Investment Manager or its affiliates for expenses incurred in connection with the offering, including compensation to sales personnel for (i) coordinating the road show, (ii) designing and coordinating the printing of marketing materials and (iii) participating in the road show by giving presentations at branch offices of the underwriters. The Investment Manager has agreed to pay all organizational expenses and offering costs of the Fund (other than sales load but including the $           per Common Share partial reimbursement of expenses to the underwriters) that exceed $     per Common Share.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to              additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the preceding table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing our Common Shares. However, the representatives may engage in transactions that stabilize the price of our Common Shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in our Common Shares in connection with the offering ( i.e. , if they sell more Common Shares than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of our Common Shares to stabilize its price or to reduce a short position may cause the price of our Common Shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of our Common Shares. In addition, neither we nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement.

The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund’s portfolio transactions after they have ceased to be underwriters, and may also act as placement agent for issuers whose securities the Fund purchases in direct placement transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund. One or more of the underwriters of the Common Shares also may act as an underwriter of the Fund’s preferred shares, if any.

The Common Shares will be sold to ensure that NYSE distribution standards ( i.e. , round lots, public shares and aggregate market value) will be met.

62

Other Relationships

The Investment Manager (and not the Fund) has agreed to pay from its own assets to              an up-front fee for advice relating to the design and the organization of the Fund as well as for services related to the sale and distribution of the Common Shares in an amount equal to             % of the total price to the public of the Common Shares sold in this offering. The total amount of these additional compensation payments to                  will not exceed             % of the total price to the public of the Common Shares sold in this offering. The Investment Manager (and not the Fund) also may agree to pay from its own assets to an underwriter an up-front fee of         % of the total price to the public of the Common Shares sold by such underwriter in this offering. In consideration of this payment, such underwriter has agreed to provide advice relating to the design and organization of the Fund, as well as for services related to the sale and distribution of the Common Shares. The total amount of these additional compensation payments to the underwriter will not exceed         % of the total price to the public of the Common Shares sold in this offering.

The total amount of these additional compensation payments plus the amount paid by the Fund as the $[.00667] per Common Share reimbursement to the underwriters, will not exceed 4.5% of the total price to the public of the Common Shares offered hereby. In addition, the sum total of all compensation to the underwriters in connection with this offering of Common Shares will not exceed in the aggregate 9% of the total price to the public of the Common Shares sold in this offering.

             also has engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with affiliates of the Fund, including the parent company of the Investment Manager, Cohen & Steers, Inc.

The principal business address of                      is                             .

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

                    , whose principal business address is                     , has been retained to act as custodian of the Fund’s investments, and                     , whose principal business address is                     , has been retained to serve as the Fund’s transfer and dividend disbursing agent and registrar.

Neither                      nor                      has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

REPORTS TO STOCKHOLDERS

The Fund will send unaudited semi-annual and audited annual reports to its stockholders, including a list of investments held.

VALIDITY OF THE COMMON SHARES

The validity of the Common Shares offered hereby is being passed on for the Fund by Ropes & Gray LLP, New York, New York, and certain other legal matters will be passed on for the underwriters by underwriters counsel will opine on certain matters pertaining to Maryland law. Ropes & Gray LLP and                      may rely as to certain matters of Maryland law on the opinion of Venable LLP.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT OBJECTIVE AND POLICIES

USE OF LEVERAGE

INVESTMENT RESTRICTIONS

MANAGEMENT OF THE FUND

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

INVESTMENT ADVISORY AND OTHER SERVICES

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

PRIVACY POLICY

PROXY VOTING

PORTFOLIO TRANSACTIONS AND BROKERAGE

DETERMINATION OF NET ASSET VALUE

REPURCHASE OF SHARES

Through and including                     , 2010 (25 days after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

SHARES	[LOGO	]

COHEN & STEERS

MLP FUND, INC.

COMMON SHARES

[$20.00] PER SHARE

PROSPECTUS

                             , 2010

SUBJECT TO COMPLETION, DATED AUGUST     , 2010

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION (“STATEMENT OF ADDITIONAL INFORMATION”) IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

[COHEN & STEERS MLP FUND LOGO]

280 PARK AVENUE

NEW YORK, NEW YORK 10017

(800) 437-9912

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF COHEN & STEERS MLP FUND, INC., DATED             , 2010, AS SUPPLEMENTED FROM TIME TO TIME (THE “PROSPECTUS”).

THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE ADDRESS OR PHONE NUMBER SHOWN ABOVE.

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STATEMENT OF ADDITIONAL INFORMATION

Cohen & Steers MLP Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company organized as a Maryland corporation on August 4, 2010. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

The following descriptions supplement the descriptions of the principal investment objective, policies, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund’s investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its non-fundamental investment policies without written notice to shareholders.

MLP Securities

Master Limited Partnerships

Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from specified qualifying sources as described in Section 7704 of the Internal Revenue Code of 1986, as amended (the “Code”).

These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxides. The general partner or managing member may be structured as a private or publicly traded corporation or other entity. The general partner or managing member typically control the operations and management of the entity through an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to two layers taxation ( i.e. , corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy, natural resources or real estate sectors. For a further discussion of the U.S. federal income tax consequences relating to the MLPs, see “Certain United States Federal Income Tax Considerations.”

MLPs are typically structured such that common units and general partner or managing member interests have first priority to receive the minimum quarterly distributions (“MQD”). Common and general partner or managing member interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common units and general partner or managing member interests have been paid, subordinated units generally receive distributions; however, subordinated units generally do not accrue arrearages. The subordinated units are normally owned by the owners or affiliates of the general partner or managing member and convert on a one for one basis into common units, generally in three to five years after the MLP’s initial public offering or after certain distribution levels have been exceeded. Distributable cash in excess of the MQD is distributed to both common and subordinated units generally on a pro rata basis. The general partner or managing member is also normally eligible to receive incentive distributions if the general partner or managing member operates the business in a manner which results in payment of per unit distributions that exceed threshold levels above the MQD. As the general partner or managing member increases cash distributions to the limited partners or members, the general partner or managing member receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner or managing member can reach a tier where it receives 50% of every incremental dollar distributed by the MLP. These incentive distributions encourage the general partner or managing member to increase the partnership’s cash flow and raise the quarterly cash distribution by pursuing steady cash flow investment opportunities, streamlining costs and acquiring assets. Such results benefit all security holders of the MLP.

MLPs in the energy sector can generally be classified into the following categories:

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Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its contract structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Gathering and Processing MLPs. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream MLPs. Midstream MLPs and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Exploration and Production MLPs (“E&P MLPs”). E&P MLPs include MLPs that are engaged in the exploration, development, production and acquisition of crude oil and natural gas properties. E&P MLP cash flows generally depend on the volume of crude oil and natural gas produced and the realized prices received for crude oil and natural gas sales.

Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves a small portion of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. A majority of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

Coal MLPs. Coal MLPs own, lease and manage coal reserves. Coal MLPs derive revenue from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental Protection Agency’s standards set in the Clean Air Act or other laws, regulations or trends have on coal end-users.

Marine Shipping MLPs. Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

MLPs typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called “greenfield projects.” External growth is achieved by making accretive acquisitions. MLPs also may achieve external growth from higher commodity prices.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

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MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.

MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

Equity Securities of MLPs

Equity Securities of MLPs currently consist of common units, subordinated units and preferred units.

MLP Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the NYSE and the NASDAQ Stock Market (the “NASDAQ”). The Fund will typically purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed on an exchange or publicly traded. The Fund will typically purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly-issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. Master limited partnerships also issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

MLP Preferred Units. MLP preferred units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

Non-MLP Equity Securities

The Fund also may invest in common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.

Common Stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by us. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the

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price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital. Dividends the Fund receives from common stock may qualify for the dividends received deduction (the “DRD”) under Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”). The DRD generally allows corporations to deduct from their income 70% of dividends received.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company’s performance improves.

Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Manager for inclusion in the Fund’s portfolio.

Royalty Trusts and Income Trusts.

Royalty trusts are generally structured to own debt and equity of an underlying entity that carries on an active business, or a royalty in revenues generated by the assets thereof. The royalty trust structure was developed to facilitate distributions to investors on a tax-efficient basis. Under Canadian tax laws, a royalty trust generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unitholders, thus avoiding a layer of taxation associated with corporate entities. The royalty trust structure is typically adopted by businesses that require a limited amount of capital in maintaining their property, plant and equipment and that generate stable cash flows. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying a royalty trust. The variety of businesses upon which royalty trusts have been created is broad, both in the nature of the underlying industry and assets and in geographic location.

Canadian Pipeline Trusts. Canadian pipeline trusts have as their principal underlying business the ownership and operation of pipelines or other energy distribution assets. These trusts typically generate stable cash flow through the levy of fixed rate transportation tolls based on product throughput. The amount of the distributions paid by these trusts varies with the market demand for transportation of product or their distributions systems. While they are generally not as commodity price sensitive as oil and gas trusts, they may be affected by fluctuations in commodity prices in the longer term and are sensitive to the prevailing interest rate levels.

Canadian Power Trusts. Canadian power trusts have as their principal underlying business the generation and sale of electricity. These trusts generate electricity from a variety of power facilities, including hydro-electric, natural gas and waste heating facilities, and typically sell the electricity produced under long-term fixed price contracts with commercial users of the power or

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public utilities. As a result, these trusts generally have stable cash flow and distributions, although fluctuations in water flow can impact trusts generating the bulk of their electricity from hydroelectric facilities.

Oil and Gas Trusts. There are two types of oil and gas trusts: oil and gas royalty trusts having the right to receive royalty income from oil and gas properties and oil and gas income trusts typically having a direct or indirect interest in oil and gas properties (which are only available in Canada). Ideally, long lived hydrocarbon reserves are selected for inclusion in oil and gas trusts due to their modest production decline curves and substantial economic lives. Despite being modest, such production declines tend to be greater in terms of material degradation of the underlying trust asset as compared to the assets included in MLPs and other Canadian royalty trusts. This degradation in the underlying asset base can many times be offset by increasing commodity prices, and, despite such declines in the underlying reserves, certain U.S. oil and gas trusts have been in existence for almost three decades.

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Canadian Oil and Gas Trusts. Canadian oil and gas trusts are able to replace reserves through reserve additions resulting from investment in development drilling activities and/or acquisitions of producing companies with proven reserves of oil and gas. Such investments and acquisitions are funded through the issuance of additional equity or, where the trust is able, the issuance of debt. Successfully replacing reserves enables an oil and gas trust to offset natural production declines to extend the life of the trust and maintain distribution levels and unit prices over time.

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U.S. Oil and Gas Trusts. By their terms, these trusts pay out to unitholders substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves. The amount of distributions paid on oil and gas trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs and, accordingly, can be highly volatile. Moreover, as the underlying oil and gas reserves are produced, the remaining reserves available to the oil and gas trust are depleted and the production declines. U.S. royalty trusts have very little drilling development activity associated with them and do not purchase additional reserves or producing assets. Thus, U.S. royalty trusts last as long as the underlying reserves prove economic to some minimum threshold. Consequently, in many cases, the distributions from U.S. royalty trusts are treated as return of capital to the investor, providing current tax benefits but reducing an investor’s tax basis in the units.

Fixed-Income Securities

The Fund may invest in fixed-income securities (i.e., debt securities), including fixed-income securities issued by MLP and non-MLP issuers . These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations ( i.e. , credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity ( i.e. , market risk).

The Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Manager to be of comparable quality. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.

High Yield-Lower Rated Securities. Higher yielding (and, therefore, higher risk) securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. Higher yielding securities also may be particularly susceptible to economic downturns.

An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative share price volatility. The ratings of the NRSROs represent their opinions as to the quality of the obligations which they undertake to rate. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the judgment, analysis and experience of the Investment Manager in evaluating the creditworthiness of an issuer.

Because there is no established retail secondary market for many higher yielding securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for

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these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund’s ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

Companies that issue certain higher yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Zero Coupon, Pay-In-Kind and Step-Up Securities. The Fund may invest in zero coupon U.S. Treasury securities, which are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions that constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The Fund may invest in pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds. The Fund also may purchase step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile than the market prices of securities that pay cash interest periodically and are likely to respond to a greater degree to changes in interest rates than securities having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.

Variable and Floating Rate Securities

The Fund may invest in variable and floating rate securities, which provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although it will participate in any declines in interest rates as well.

The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Senior Loans

The Fund may invest in senior secured floating rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are redetermined periodically on the basis of a floating base lending rate, such as the London Inter-bank Offered Rate (“LIBOR”), plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Borrowers generally will use proceeds from Senior Loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes. The Fund may invest in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk.

Senior Loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Fund’s investments in Senior Loans will be more dependent on the analytical abilities of the Investment Manager than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the

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Investment Manager may consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

Credit Risk and Lower-Rated Securities

The Fund may invest in securities rated below investment grade, such as those rated below Baa or BBB by Moody’s and S&P, respectively, or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Manager to be below investment grade. Securities rated Ba by Moody’s are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The Fund will not invest in securities which are in default at the time of purchase.

Lower grade securities, though high yielding, are characterized by high risk that the issuer will be unable to make interest and principal payments. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the Fund’s credit analysis than would be the case when the Fund invests in rated securities.

Short-Term Fixed Income Securities

For temporary defensive purposes or to keep cash on hand fully invested, and following the offering of the Common Shares pending investment in securities that meet the Fund’s investment objective, the Fund may invest up to 100% of its total assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to

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pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time.

The Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Investment Manager and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Preferred Securities

The Fund may invest in preferred securities. There are two basic types of preferred securities: traditional preferred securities and hybrid-preferred securities.

Traditional Preferred Securities. Traditional preferred securities pay fixed or adjustable rate dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities, real estate and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates, the rates applicable to qualified dividend income and the dividends received deduction. Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

Hybrid-Preferred Securities. The hybrid-preferred securities market is divided into the “$25 par” and the “institutional” segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, trade and are quoted “flat,” (i.e., without accrued dividend income) and are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade and are quoted on an “accrued income” basis, and typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

Hybrid-preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such

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as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS “r” and PINES “r” are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities. See “Investment Objective and Policies — Portfolio Composition — Hybrid-Preferred Securities” in the Fund’s Prospectus for a general description of hybrid-preferred securities.

Foreign Securities

The Fund may invest in foreign securities. U.S. investors should recognize that investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and subject to less governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Dividend income the Fund receives from foreign securities does not qualify for the DRD. The DRD generally allows corporations to deduct from their income 70% of dividends received.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economics may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may also purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored.

Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-though voting or other shareholder rights, and they may be less liquid than sponsored receipts.

Illiquid Securities

The Fund may invest up to 20% of its managed assets in illiquid securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund

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might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers, which generally creates a more liquid market for securities eligible for resale under Rule 144A than other types of restricted securities.

The Investment Advisor will monitor the liquidity of restricted securities in the Fund’s portfolio, under the supervision of the Board of Directors. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Derivatives Transactions

The Fund may, but is not required to, use, without limit, various derivatives transactions described below to seek to generate return, facilitate portfolio management and mitigate risks. Although the Investment Manager may seek to use these kinds of transactions to further the Fund’s investment objectives, no assurance can be given that they will achieve this result. The Fund may enter into exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as “Derivatives Transactions.” Some of the Derivatives Transactions that the Fund may use are described below. The ability of the Fund to use such Derivatives Transactions successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured.

Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Fund may sell or purchase call options (“calls”) on securities, futures contracts and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and to the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. Under current market conditions, the Fund expects that all such calls sold by the Fund will be “covered” as long as the call is outstanding (i.e., the Fund will own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument that it might otherwise have sold. The purchase of a call gives the Fund the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Fund must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

Puts on Securities, Indices and Futures Contracts. As with calls, the Fund may purchase put options (“puts”) on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Fund may also sell puts on securities, financial indices and puts on futures contracts on securities if the Fund’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying instrument or index at higher than the current market price.

Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery (“future contracts”) of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Fund’s futures transactions will be entered into for traditional hedging purposes – i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase.

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There is, however, no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and options thereon and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets.

The Fund is operated by persons who have claimed exclusions from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.

Interest Rate Transactions. Among the Derivatives Transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to hedge against increased Fund Preferred Share dividend rates (if the Fund issues Preferred Shares) or increases in the Fund’s cost of borrowing. For a more complete discussion of interest rate transactions, see “Interest Rate Transactions” in the Prospectus.

Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if it is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

The principal risks relating to the use of Derivatives Transactions include: (i) a less than perfect correlation between the prices of the instrument and the market value of the securities in the Fund’s portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Investment Manager; and (iv) the obligation to meet additional variation margin or other payment requirements.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than three business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

Cash Reserves

The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

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Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody’s or S&P, certificates of deposit, bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

In entering into a repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the counterparty. In the event that a counterparty should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

USE OF LEVERAGE

Under current market conditions, the Fund intends to seek to enhance its returns through the use of financial leverage in an aggregate amount of up to 25% of the Fund’s managed assets (i.e., net assets plus assets obtained through such leverage). However, the Fund reserves the right at any time to utilize leverage to the maximum extent permitted under the 1940 Act. The Fund may not be leveraged at all times and the amount of leverage, if any, may vary depending on a variety of factors, including the costs that the Fund would incur as a result of leverage, market conditions and available investment opportunities.

Under the 1940 Act, the Fund generally is not permitted to borrow money if the principal amount of such Borrowings exceeds 33 1 / 3 % of the Fund’s assets less liabilities other than the Borrowings (i.e., the value of the Fund’s total assets must be at least 300% of the principal amount of any Borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the Borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the Borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares if, immediately after such issuance, the liquidation value of the outstanding Preferred Shares exceeds 50% of the Fund’s total assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Fund’s assets must be at least 200% of the liquidation value of the outstanding preferred shares). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets less liabilities other than Borrowings is at least 200% of such liquidation value. If the Fund issues preferred shares, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. If the Fund has preferred shares outstanding, two of the Fund’s Directors will be elected by the holders of preferred shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Directors of the Fund. See “Description of Shares—Fund Preferred Shares.” The Fund has no current intention to issue Preferred Shares.

The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies, which may issue ratings for Fund Preferred Shares, commercial paper or notes. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Manager from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on the Fund Preferred Shares, commercial paper or notes (expected to be at least AA/Aa), the Fund will not issue the Fund Preferred Shares, commercial paper or notes.

The Fund may enter into Reverse Repurchase Agreements involving the transfer by the Fund of portfolio securities to a financial institution with an agreement to repurchase such securities on a future date at a specified price. In return, the financial institution provides financing to the Fund equal to the discounted value of such securities. The use by the Fund of reverse repurchase agreements effects a form of economic leverage, since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Accordingly, Reverse Repurchase Agreements are subject to many of the same risks of leverage described under “Leverage Risk” below. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market

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value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement. Pursuant to the terms of its arrangements with financial institutions with which it conducts Reverse Repurchase Agreements, the amount of financing the Fund may obtain through Reverse Repurchase may not exceed __% of the Fund’s total assets.

During the time in which the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets. Only the Fund’s Common Shareholders bear the cost of the Fund’s fees and expenses. The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Additionally, the Fund may engage in various Derivatives Transactions described in the Fund’s Prospectus and this Statement of Additional Information to seek to generate return, facilitate portfolio management and mitigate risks. Although such derivatives transactions are not treated as leverage for purposes of the limits set forth above, certain Derivatives Transactions may be considered to be a form of economic leverage on the Fund’s portfolio and may be subject to the risks associated with the use of leverage. See “Investment Objective and Policies—Derivatives Transactions.”

Leverage Risk

Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize a higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

Any decline in the net asset value of the Fund’s investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

In addition, such redemption or prepayment likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.

Unless and until the borrowings for leverage or Fund Preferred Shares are issued, the Common Shares will not be leveraged and the disclosure regarding these strategies will not apply.

Interest Rate Transactions

In order to seek to reduce the interest rate risk inherent in our underlying investments and capital structure, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the Fund Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require us to pay a premium to the cap counterparty and would entitle us, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund’s Common Shares as a result of leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance on the Fund’s Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of

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the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund’s Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund’s Common Shares. Buying interest rate caps could enhance the performance of the Fund’s Common Shares by providing a ceiling on leverage expenses. Buying interest rate caps could also decrease the net income of the Fund’s Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund’s leverage. The Fund will monitor any interest rate swap or cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund Preferred Shares or rate of interest on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund’s Common Shares. Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Investment Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s Common Shares. The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Fund may choose or be required to redeem some or all of the Fund Preferred Shares or prepay any borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

INVESTMENT RESTRICTIONS

The investment objective and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

The Fund may not:

1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in Section 18 of the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

3. Purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

4. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

5. Invest more than 25% of its managed assets in securities of issuers in any one industry other than the energy industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities;

The Fund may:

6. Purchase and sell commodities to the maximum extent permitted by law.

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The investment restrictions numbered 1 through _ in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a “majority of the outstanding” Common Shares and the Fund Preferred Shares voting together as a single class, and of the holders of a “majority of the outstanding” Fund Preferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets less liabilities other than borrowing is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund’s Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund.]

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Investment Manager, administrator, sub-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Investment Manager and the Fund’s administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors.

Basic information about the identity and experience of each Director and officer is set forth in the charts below. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol CNS

The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Fund complex, and other directorships held by the Director are set forth below.

Name, Address(1) and Age	Position(s) Held with Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(2)
Interested Directors(3)
Robert H. Steers Age: 57	Director and Co-Chairman	Until	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and its parent, Cohen & Steers, Inc. (CNS), since 2004; Vice President of Cohen & Steers Securities, LLC, the Fund’s distributor.	20	Since 1991
Martin Cohen Age: 61	Director and Co-Chairman	Until	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004; Vice President of Cohen & Steers Securities, LLC.	20	Since 1991

(1)	The address for each Director is 280 Park Avenue, New York, NY 10017.
(2)	The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.
(3)	“Interested person”, as defined in the 1940 Act, of the Fund because of affiliation with the Advisor (Interested Directors).

Each Director has been a Director of the Fund since its inception. Additional information about each Independent Director (as defined below) follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors.

[To be updated by amendment]

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are

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best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accountancy or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other specific requirements and factors considered by the Committee in identifying and selecting Director candidates.

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Investment Manager, and also may benefit from information provided by the Fund’s and the Investment Manager’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund’s directors not be “interested persons” (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Investment Manager (Independent Directors). To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, over [            ]% of the Fund’s Directors are Independent Directors. The Chairmen of the Board are interested persons of the Fund, and the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel. The Board has determined that its leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above is appropriate in light of the services that the Investment Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

The officers of the Fund (other than Messrs. Cohen & Steers, whose biographies are provided above), their addresses, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age [1]	Position(s) Held with Fund [2]	Principal Occupation(s) During At Least The Past Five Years	Length of Time Served [3]
Adam M. Derechin Age: 45	President and Chief Executive Officer	Chief Operating Officer of the Investment Manager since 2003 and prior to that, Senior Vice President of the Investment Manager.	2005
Joseph M. Harvey Age: 46	Vice President	President and Chief Investment Officer of the Investment Manager (since 2003) and President of CNS (since 2004).	2004
Robert Becker Age: 41	Vice President	Senior Vice President of the Investment Manager since December 2003. Prior thereto, co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments. He has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.	2004
Benjamin Morton	Vice President	Senior Vice President of the Investment Manager since 2008. Prior thereto, Research Analyst for the Investment Manager since 2003.	Since 2010
Name, Address and Age [1]	Position(s) Held with Fund [2]	Principal Occupation(s) During At Least The Past Five Years	Length of Time Served [3]
Francis C. Poli Age: 47	Secretary	Executive Vice President, Secretary and General Counsel of the Investment Manager since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	2007
James Giallanza Age: 44	Treasurer	Senior Vice President of the Investment Manager since 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formerly Citigroup Asset Management) fund complex from August 2004 to September 2006;	2006
Tina M. Payne Age: 35	Assistant Secretary	Senior Vice President and Associate General Counsel of the Investment Manager since January 2010. Prior thereto, Vice President and Associate General Counsel of the Investment Manager since June 2007. Prior thereto, Vice President and Counsel at PFPC Inc. (financial services company) from 2003 to 2007.	2007

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Lester Lay Age: 47	Assistant Treasurer	Vice President of the Investment Manager since 2005. Prior thereto, Vice President of Morgan Stanley Investment Advisors Inc.	2005
Neil Bloom Age: 39	Assistant Treasurer	Vice President of the Investment Manager since August 2008. Prior thereto, Senior Tax Manager at KPMG, LLP (accounting firm) since 2004.	2009
Lisa Phelan Age: 41	Chief Compliance Officer	Senior Vice President and Director of Compliance of the Investment Manager since 2007 and prior to that Vice President since 2006. Prior to joining the Investment Manager in 2004, she was Chief Compliance Officer of Avatar Associates and Overture Asset Managers from 2003 to 2004.	2006

(1)	The address for all officers is 280 Park Avenue, New York, NY 10017.
(2)	Each appointed by the Board of Directors and serves at the pleasure of the Board of Directors.

(3) The length of time served represents the year in which the Officer was first appointed to any fund in the Cohen & Steers Fund Complex.

The following table provides information concerning the dollar range of the Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex.

	Dollar Range of Equity Securities in the Fund as of , 2010*	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex as of , 2010*
Robert H. Steers
Martin Cohen

*	Valued as of .

Conflicts of Interest. No Director who is not an “interested person” of the Fund as defined in the 1940 Act, and no immediate family members, owns any securities issued by the Investment Manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Investment Manager.

Board’s Role in Fund Governance

Committees. The Fund’s Board of Directors has four standing committees of the Board, the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee. Each Committee is composed solely of Independent Directors. [All of the Independent Directors] are members of the Nominating and Contract Review Committees. The members of the Governance Committee are [        ]. The members of the Audit Committee are [        ].

The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund’s financial reporting process. The functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the Director nominees for any future meeting of shareholders and to set any necessary standards or qualifications for service on the Board of Directors. The Nominating Committee will consider nominees properly recommended by the Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund’s Secretary. The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Investment Manager and to select third parties to provide evaluative reports and other information regarding the services provided by the Investment Manager to the Board. The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board committee.

Board’s Oversight Role in Management. The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Manager and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the lead Independent Director, acting

19

between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and the Investment Manager’s Chief Compliance Officer and portfolio management personnel. The Board’s audit committee (which consists of four Independent Directors (as defined below)) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Fund’s independent registered public accounting firm and the Fund’s Treasurer and Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Manager and certain service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. However, it is not possible to eliminate all of the risks to the Fund. The Board also receives reports from counsel to the Fund and the Investment Manager and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Compensation of Directors and Certain Officers

The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the fiscal year ending November 30, 2010. Officers of the Fund and Interested Directors do not receive any compensation from the Fund or any other fund in the Cohen & Steers Fund Complex except for the Chief Compliance Officer, who receives less than $60,000 from the Fund. The Independent Directors are paid by the Cohen & Steers Fund Complex an annual base retainer of $95,000, paid quarterly and a $10,000 per meeting fee per quarter ($40,000 annually), and such fees are allocated over the Fund Complex based on average net assets of each fund. Additionally, the Audit Committee Chairman is paid $15,000 per year in the aggregate for his service as Chairman of the Audit Committees of the Cohen & Steers Fund Complex, the Contract Review and Governance Committee Chairmen are paid $10,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex and the lead Independent Director is paid $50,000 per year in the aggregate for his service as lead Independent Director of the Cohen & Steers Fund Complex. In the column headed “Total Compensation Paid to Directors By Fund Complex,” the compensation paid to each Director represents the funds that each Director serves in the fund complex during the calendar year ended December 31, 2009. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Name of Person, Position	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex Paid to Directors
Martin Cohen, (1) Director and Co-Chairman	$	$

Robert Steers, (1) Director and Co-Chairman	$	$

PRINCIPAL STOCKHOLDERS

The Fund is a newly organized investment company. Accordingly, as of the date of this SAI, none of the directors beneficially owns any securities issued by the Fund.

As of the date of this SAI, the Investment Manager owns 100% of the outstanding common shares and therefore controls the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Manager

Cohen & Steers Capital Management, Inc., with offices located at 280 Park Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986. Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including each of the open-end and closed-end Cohen & Steers funds. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol “CNS.” Mr. Cohen and Mr. Steers are “controlling persons” of the Investment Manager on the basis of their ownership of the stock of Cohen & Steers, Inc.

Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

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Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of     % of the average daily value of the managed assets (which equals the net asset value of the Common Shares, including the liquidation preference on any Fund Preferred Shares, plus the principal amount on any borrowings) of the Fund. [The Investment Manager has contractually agreed to waive a portion of its investment management fee in the amount of     % of average daily total managed assets for the first two years of the Fund’s operations, and in declining amount for the two years thereafter.]

The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Investment Manager or its affiliates.

Portfolio Managers

Portfolio Managers. The Fund’s portfolio managers (each referred to as a ‘portfolio manager’) are listed below. Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The following tables show, as of             , 2010 the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not require performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

Robert Becker

	Number of All Accounts	Total Assets of All Accounts
Registered Investment Companies		$
Other Pooled Investment Vehicles		$
Other Accounts		$

Benjamin Morton

	Number of All Accounts	Total Assets of All Accounts
Registered Investment Companies		$
Other Pooled Investment Vehicles		$
Other Accounts		$

The Fund is a newly organized investment company. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owns any securities issued by the Fund.

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Investment Manager. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Investment Manager strives to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Investment Manager to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, the portfolio managers may from time to time manage one or more accounts on behalf of the Investment Manager and its affiliated companies (the CNS Accounts). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Investment Manager however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Investment Manager may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain

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in a client account only if the Applicant, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Investment Manager Compensation Structure. Compensation of the Investment Manager’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Investment Manager’s parent, CNS. The Investment Manager’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Investment Manager’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The Investment Manager compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds and value-oriented benchmarks on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Investment Manager does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Investment Manager varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Investment Manager and CNS. While the annual salaries of the Investment Manager’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Administrative Services

Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including: (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund’s officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund’s registration statement, including Prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund’s shareholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of the Fund’s investment portfolio and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Company, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund’s income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, __% of the Fund’s average daily managed.

In accordance with the terms of the Administration Agreement and with the approval of the Fund’s Board of Directors, the Investment Manager has caused the Fund to retain                     (“                     ”) as sub-administrator under a fund accounting and administration agreement (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement,                      has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund’s net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund’s books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund’s income tax returns, proxy statements, shareholders reports, and Securities and Exchange Commission filings; and (iv) responding to shareholder inquiries.

Under the terms of the Sub-Administration Agreement, the Fund pays                   a monthly sub-administration fee. The sub-administration fee paid by the Fund to                      is computed on the basis of the average daily managed assets in the Fund at an annual rate equal to         % of the first $         in assets,          % of the next $         and         % of assets in excess of $            , with a minimum fee of $            . The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to              is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., nine funds at $             or $              at     %, etc.). The Fund is then responsible for its pro rata amount of the aggregate administration fee.

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The Investment Manager remains responsible for monitoring and overseeing the performance by                 , and                 , as custodian and transfer and disbursing agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund’s Board of Directors.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

                    , which has its principal business office at                 , has been retained to act as custodian of the Fund’s investments and                 , which has its principal business office at                 , as the Fund’s transfer and dividend disbursing agent. Neither                  nor                  has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

CODE OF ETHICS

The Fund and the Investment Manager have adopted codes of ethics under Rule 17j-1 under the 1940 Act. The code of ethics of the Fund and the Investment Manager, among other things, prohibits management personnel from investing in REITs and real estate securities, preferred securities and initial public offerings and requires pre-approval for investments in Cohen & Steers closed-end funds and private placements. In addition, the Fund’s Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that the security is being considered for purchase or sale by the Fund, or is being purchased or sold by the Fund.

PRIVACY POLICY

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

The Fund does not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.

The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about its shareholders to Cohen & Steers employees with a legitimate business need for the information.

PROXY VOTING

The Fund’s Board of Directors has delegated to the Investment Manager the responsibility for voting proxies on behalf of the Fund, and has determined that the Investment Manager will vote proxies with respect to those portfolio securities for which they have investment responsibility. The following is a summary of the Investment Manager’s Proxy Voting Policies and Procedures.

Voting rights are an important component of corporate governance. The Investment Manager has three overall objectives in exercising voting rights:

A. Responsibility. The Investment Manager shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Investment Manager seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Investment Manager seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Investment Manager follows the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

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•	In exercising voting rights, the Investment Manager shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.
•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.
•	In exercising voting rights on behalf of clients, the Investment Manager shall conduct itself in the same manner as if the Investment Manager was the constructive owner of the securities.
•	To the extent reasonably possible, the Investment Manager shall participate in each shareholder voting opportunity.
•	Voting rights shall not automatically be exercised in favor of management-supported proposals.
•	The Investment Manager, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines followed by the Investment Manager in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Investment Manager shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Investment Manager may consider the views of third parties, except in cases when material conflicts of interest have been identified the Investment Manager shall not base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Investment Manager shall consider both short-term and long-term views about a company’s business and prospects, especially in light of its projected holding period on the stock (e.g., the Investment Manager may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed by the Investment Manager. While these guidelines will provide a framework for the Investment Manager decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Investment Manager must be guided by their reasonable judgment to vote in a manner that the Investment Manager deems to be in the best interests of the Fund and its shareholders. In addition, because the regulatory framework and the business cultures and practices vary from region to region, the below general guidelines may be inconsistent in certain circumstances for proxies of issuers of securities in Europe and Asia.

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative. For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, the Investment Advisor considers the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;
•	Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;
•	Whether the nominee ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;
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Whether the nominee, without shareholder approval, to the Investment Manager’s knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;
•	Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;
•	Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;
•	Whether the nominee serves on more than four public company boards;
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Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes-Oxley Act) that there exists material weaknesses in the company’s internal controls;

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Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which Advisor believes may have been manipulated to provide additional benefits to executives;

•	Whether the nominee is believed by the Investment Manager to have a material conflict of interest with the portfolio company; and

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•	Whether the nominee (or the overall board) in the Investment Manager’s view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment.

The Investment Manager votes on a case-by-case basis for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors. Investment Manager recognizes the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, the Investment Manager is also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. Special attention will be paid to companies that display a chronic lack of shareholder accountability.

Proxy Contests

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

The Investment Manager votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. Generally, the Investment Manager votes against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees. The Investment Manager votes on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues. Generally, the Investment Manager votes against auditor indemnification and limitation of liability; however the Investment Manager recognizes there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While the Investment Manager recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Investment Manager opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are the Investment Manager’s guidelines on change of control issues:

Shareholder Rights Plans. The Investment Manager acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. The Investment Manager reviews on a case-by-case basis management proposals to ratify a poison pill. The Investment Manager generally looks for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail. The Investment Manager votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restricts a company’s ability to make greenmail payments.

Unequal Voting Rights. Generally, the Investment Manager votes against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards. The Investment Manager generally votes in favor of shareholder proposals to declassify a board of directors, although the Investment Manager acknowledges that a classified board may be in the long-term best interests of a company in certain situations. In voting on shareholder proposals to declassify a board of directors, the Investment Manager evaluates all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting. Having the ability to cumulate votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases shareholders’ rights to effect change in the management of a corporation. The Investment Manager generally supports, therefore, proposals to adopt cumulative voting.

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Shareholder Ability to Call Special Meeting. The Investment Manager votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. The Investment Manager recognizes the importance of shareholder ability to call a special meeting, however, The Investment Manager is also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Shareholder Ability to Act by Written Consent. The Investment Manager generally votes against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. The Investment Manager generally votes for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While the Investment Manager recognizes the importance of such proposals, the Investment Manager is however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees. Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense. Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions. The Investment Manager will generally vote for proposals looking to separate the CEO and Chairman roles. The Investment Manager does acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions. In cases where the CEO and Chairman roles are combined, the Investment Manager will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors. The Investment Manager votes for proposals that call for the board to be composed of a majority of independent directors. The Investment Manager believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees. The Investment Manager votes for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements. The Investment Manager supports measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time and issuing restricted stock awards instead of options.

Term of Office. The Investment Manager votes against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection. Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size. The Investment Manager generally votes for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard. The Investment Manager generally votes for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. The Investment Manager would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting. The Investment Manager votes for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. The Investment Manager also votes for management proposals to adopt confidential voting.

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Bundled Proposals. The Investment Manager reviews on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, the Investment Manager examines the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, The Investment Manager votes against the proposals. If the combined effect is positive, the Investment Manager support such proposals.

Date/Location of Meeting. The Investment Manager votes against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient. Open-ended requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out; the adjournment request will be supported.

Disclosure of Shareholder Proponents. The Investment Manager votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock. The Investment Manager generally votes for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan). Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•	creates a blank check preferred stock; or
•	establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Investment Manager may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti- takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Investment Manager.

Preemptive Rights. Votes regarding shareholder proposals seeking preemptive rights are determined on a case-by-case basis after evaluating:

•	the size of the company;
•	the shareholder base; and
•	the liquidity of the stock.

For example, it would be difficult to support a shareholder proposal that would require an S&P 500 company with over $1 billion in equity held by thousands of shareholders (with no single shareholder owning a significant percentage of outstanding shares) to implement preemptive rights each time it conducted a new offering. Such a requirement would be impractical and extremely costly. Moreover, at companies with that large of a shareholder base and the ease with which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Investment Manager votes against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations. The Investment Manager review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, the Investment Manager considers the following issues:

•	dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•	change in control—will the transaction result in a change in control of the company?

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•	bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Boards may institute share repurchase or stock buy-back programs for a number of reasons. The Investment Manager will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way. The Investment Manager will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. These shareholder proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Stock-based Incentive Plans. Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders).

Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis. The Investment Manager votes against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by the Investment Manager).

Approval of Cash or Cash-and-Stock Bonus Plans. The Investment Manager votes for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Code.

Executive Compensation. Executive compensation should be tied to the performance of the executive and the company as well as relevant market conditions. The Investment Manager feels that the performance criteria and specific amounts and types of executive compensation are best decided by a company’s board of directors and/or its compensation committee and fully disclosed to shareholders. The Investment Manager will, however, vote for shareholder proposals that call for shareholders to vote, in a non-binding manner, on executive pay since such vote is non-binding and is merely informative for the board of directors and/or compensation committee. Further, the Investment Manager generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

Reload/Evergreen Features. The Investment Manager will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes. The Investment Manager opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. The Investment Manager generally withholds its votes at the next shareholder meeting for directors whom to its knowledge approved golden parachutes.

401(k) Employee Benefit Plans. The Investment Manager votes for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans. The Investment Manager supports employee stock purchase plans, although the Investment Manager generally believes the discounted purchase price should be at least 85% of the current market price.

Option Expensing. The Investment Manager votes for shareholder proposals to expense fixed-price options.

Vesting. The Investment Manager believes that restricted stock awards normally should vest over at least a two-year period.

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Option Repricing. The Investment Manager believes that stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Investment Manager will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods. The Investment Manager generally votes against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options. The Investment Manager reviews on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses. The Investment Manager votes on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States. Generally, the Investment Manager will vote against companies looking to reincorporate outside of the U.S

Voting on State Takeover Statutes. The Investment Manager reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, The Investment Manager evaluates all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals. Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making its decision, the Investment Manager reviews management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights. The Investment Manager votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Investment Manager supports proposals that seek to lower supermajority voting requirements.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Investment Manager generally votes against proposals to adopt such charter provisions. The Investment Manager feels it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring. Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs. Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

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Appraisal Rights. The Investment Manager votes for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name. The Investment Manager votes for changing the corporate name.

Social Issues

The Investment Manager believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Investment Manager does not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, the Investment Manager generally votes against these types of proposals, which are generally initiated by shareholders, unless the Investment Manager believes the proposal has significant economic implications.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filings are available (i) without charge, upon request, by calling the Fund toll-free at (800) 437-9912 and (ii) on the SEC’s website (http://www.sec.gov).

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager’s ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager’s expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager’s expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

DETERMINATION OF NET ASSET VALUE

The Fund will determine the net asset value of its shares daily on each day that the NYSE is open for trading, as of the close of trading on the NYSE (currently 4:00 p.m. New York time) at the end of each day. Net asset value of the Fund’s Common Shares is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid) and less the liquidation preference of any outstanding preferred shares, by the total number of shares outstanding. Any interest rate swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the NAV per share of each Fund, readily marketable portfolio securities principally traded on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the

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last sale price reflected on such principal market on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, the bid price may be used. If no bid or asked prices are quoted on such day, then the security is valued by such method as a Fund’s Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter are valued at the official closing prices as reported by sources as a Fund’s Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by a Fund’s Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the Investment Manager determines that bid and/or ask price does not reflect market value, will be valued at fair value pursuant to procedures approved by a Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, a Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

A Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Because a Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when a Fund does not price its shares, the value of securities held in such Fund may change on days when you will not be able to purchase or redeem Fund shares.

REPURCHASE OF SHARES

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead the Fund’s shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board of Directors may not decide to take any of these actions. During the pendency of a tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations under each of those Acts.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers the issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund’s status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by institutions or on the

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exchange of foreign currency, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Fund Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action, the Fund’s Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its shareholders and market considerations. Based on the considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

Because the Fund is a corporation that is obligated to pay income taxes the Fund accrues income tax liabilities and assets. As with any other asset or liability, the Fund’s tax assets and liabilities increase or decrease the Fund’s net asset value.

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income or loss in computing the Fund’s taxable income or loss.

Deferred income taxes reflects taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of the Fund’s investments and the tax benefit of accumulated net operating losses. The Fund will accrue a net deferred tax liability if the Fund’s future tax liability on the Fund’s unrealized gains exceeds the tax benefit of the Fund’s accumulated net operating losses. The Fund will accrue a net deferred tax asset if the Fund’s future tax liability on its unrealized gains is less than the tax benefit of the Fund’s accumulated net operating losses or if the Fund has net unrealized losses on its investments.

To the extent the Fund has a net deferred tax asset; consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criteria established by Accounting Standard ASC 740 Income Taxes (formerly known as FAS No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the Fund’s assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency, and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

Recovery of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of the Fund’s portfolio of investments may change the Fund’s assessment regarding the recoverability of the deferred tax asset and would likely result in a valuation allowance.

If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

TAXATION

The following discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares is based on the Code, U.S. Treasury regulations, and other applicable authorities, all as in effect on the date hereof. These authorities are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. This discussion assumes, except where otherwise indicated, that Common Shares are held as capital assets. The discussion does not purport to be complete or to address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local laws.

As used herein, the term “U.S. Holder” means a beneficial owner of Common Shares that is for U.S. federal income tax purposes:

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•	an individual citizen or resident of the United States;

•

a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

As used herein, the term “non-U.S. Holder” means a beneficial owner of Common Shares that is neither a U.S. Holder nor a partnership (or other entity treated as a partnership for U.S. federal income tax purposes).

If a partnership holds Common Shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Investors that are partners in a partnership holding Common Shares should consult their tax advisors regarding their particular situations.

Taxation of the Fund

The Fund will be treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). Such taxable income would generally include, among other items, all of the Fund’s net income from its investments in the equity securities of MLPs, other types of equity securities, derivatives, debt securities, royalty trusts and foreign securities, less Fund expenses. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The Fund’s payment of corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on the Common Shares. In addition, distributions to Common Shareholders of the Fund will be taxed under U.S. federal income tax laws applicable to corporate distributions, and thus the Fund’s income will be subject to a two layers of taxation. As a regular corporation, the Fund may also be subject to state income tax, franchise tax and/or foreign tax by reason of its investments in equity securities of MLPs.

The income from equity securities of certain MLPs is treated as qualifying income for purposes of qualifying as a regulated investment company under the Code. However, a regulated investment company generally may not invest more than 25% of its assets in the equity securities of MLPs. Because the Fund currently intends to invest more than 25% of its assets in the equity securities of MLPs, the Fund does not expect that it will be eligible to elect to be treated as a regulated investment company.

Certain of the Fund’s Investments

MLP Equity Securities. MLPs are generally characterized as “publicly traded partnerships” for U.S. federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires all publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership satisfies specific requirements, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. The Fund intends to invest in MLPs that satisfy (and references in this discussion to MLPs include only those MLPs that satisfy) these requirements. Under these requirements, an MLP is required to derive at least 90% of its gross income for each taxable year from specified sources of qualifying income, such as interest, dividends, real property rents, gain from the sale or disposition of real property, gains on sales of certain capital assets, and in certain limited circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Qualifying income also includes income and gains derived from mineral or natural resources (including energy related) activities, including the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or the transportation or storage of certain fuels (including alcohol, biodiesel and alternative fuels).

If the MLPs are taxed as partnerships, the MLPs will be taxed differently from corporations for U.S. federal income tax purposes. A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation makes distributions to its stockholders in the form of dividends from current or accumulated earnings and profits, its stockholders are required to pay U.S. federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. MLPs, in contrast, are generally taxed as partnerships for U.S. federal income tax purposes if they meet the income requirements discussed above. In such case, no U.S. federal income tax would be imposed at the MLP entity level. A partnership’s items of taxable income, gain, loss and deductions are generally allocated among all the partners in proportion to their interests in the partnership. Each partner is required to include in income its allocable shares of these tax items. Partnership income is thus said to be taxed only at one level – at the partner level.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A distribution from an MLP is treated as a tax-free return of capital to the extent of the partner’s tax basis in its MLP interest

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and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the partner’s tax basis in its MLP interest. When the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP, whether or not the MLP distributes cash to the Fund. [Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs.] No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have more corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%). Because the Fund will be taxed as a regular corporation it will not be eligible for reduced rates of taxation with respect to such gain, even if such gain is long-term capital gain. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the portion of the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s adjusted tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and the Fund’s allocable share of the MLP’s debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses, reductions in the Fund’s allocable share of the MLP’s debt, if any, and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income generally will not be taxable to the extent the distribution does not exceed the Fund’s tax basis in the MLP, such distribution will reduce the Fund’s tax basis and thus increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund or on a subsequent distribution by the MLP to the Fund.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Canadian Royalty Trusts. The Fund intends to invest in Canadian Royalty Trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian Royalty Trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. The Fund expects to be subject to Canadian withholding taxes on distributions it receives with respect to its investments in Canadian Royalty Trusts. Moreover, if a Canadian Royalty Trust is a PFIC (as defined below) the Fund will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.

U.S. Royalty Trusts. Certain U.S. royalty trusts are treated as grantor trusts for federal income tax purposes and generally pass through tax items such as income, gain or loss to interest holders on a gross basis.

Original Issue Discount and Pay-in-Kind Securities. Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to the portion of the excess of the stated redemption price of the securities over their issue price (the “original issue discount”) that accrues each year that the securities are held, even though the Fund receives no cash interest payments. Investment in pay-in-kind securities may also result in income to the Fund without a corresponding receipt of cash.

At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount on such obligations, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities.

Passive Foreign Investment Company. If the Fund acquires shares in a foreign issuer that is treated as a “passive foreign investment company” (a “PFIC”), a portion of certain “excess distributions” received from the PFIC and gains recognized from the sale of the PFIC’s shares would be taxed to the Fund as though such income or gains had been recognized ratably as ordinary income over the period of investment, with an interest charge imposed on the tax due on income deemed attributable to earlier periods. If the Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing treatment, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, the Fund would recognize annually as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year.

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Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The imposition of foreign taxes will decrease the Fund’s yield on securities subject to such taxes. The Fund may be entitled a credit against its U.S. foreign income tax liability for the foreign taxes incurred, although the ability to claim such credits may be subject to significant limitations. Holders of Common Shares will not be able to s credits or deductions on their own returns for foreign taxes paid by the Fund.

Foreign Currency Transactions. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Derivatives, Hedging and Related Transactions. The Fund’s transactions in forward contracts, options and future contracts (including options and future contracts on foreign currencies) and other derivative instruments will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital or short-term versus long-term), accelerate recognition of income to the Fund and defer or disallow Fund losses. These provisions also (a) will require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out at the end of the year) and (b) may cause the Fund to recognize income without receiving a corresponding amount in cash.

Investments in Securities of Uncertain Tax Character. The Fund may invest in preferred securities or other securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund.

Federal Income Taxation of U.S. Holders

Taxation of Distributions. The gross amount of distributions by the Fund in respect of Common Shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and, in the case of dividends received in taxable years beginning on or before December 31, 2010, will generally be treated as “qualified dividend income” for non-corporate U.S. Holders (including individuals) and will be eligible for reduced rates of taxation. For taxable years beginning on or after January 1, 2011, dividends received from the Fund by non-corporate U.S. shareholders will be fully taxable at ordinary income rates unless Congress enacts tax legislation providing otherwise.

To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined under U.S. federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of Common Shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the Common Shares), and the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain if such U.S. Holder has held the applicable Common Shares for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. [Based upon the historic performance of similar MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed its earnings and profits.] Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its Common Shareholders for U.S. federal income tax purposes, although no assurance can be given in this regard.

Because of the Fund’s status as a corporation for U.S. federal income tax purposes and its investments in MLP Equity Securities, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. For instance, the Fund may use a less accelerated method of depreciation and depletion for purposes of computing its earnings and profits than the method used for purposes of calculating the taxable income of the MLP. In that case, the Fund’s earnings and profits would not be increased solely by its allocable share of the MLP’s taxable income, but would also have to be increased for the amount by which the more accelerated depreciation and depletion methods used for purposes of computing taxable income exceed the less accelerated methods used for purposes of computing earnings and profits. Because of these differences, distributions by the Fund in excess of its taxable income may be treated as made out of the Fund’s current or accumulated earnings and profits, and hence treated as dividends to holders of Common Shares.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.

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Taxation of Capital Gains. A U.S. Holder will recognize taxable gain or loss on any sale, exchange or other disposition of Common Shares in an amount equal to the difference between the amount realized for the Common Shares and the holder’s adjusted tax basis in such Common Shares. Generally, a U.S. Holder’s adjusted tax basis in the Common Shares will be equal to the cost of the holder’s Common Shares, reduced by adjustments for distributions paid by the Fund in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be capital gain or loss.

In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are acquired, including by means of dividend reinvestment, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the newly acquired shares will be adjusted to reflect the disallowed loss.

Federal Income Taxation of Non-U.S. Holders

The following discussion is a summary of certain U.S. federal income tax consequences that will apply to non-U.S. Holders. Special rules may apply to certain non-U.S. Holders, such as “controlled foreign corporations,” “passive foreign investment companies” and certain expatriates, among others, that are subject to special treatment under the Code. Non-U.S. Holders should consult their own tax advisors to determine the United States federal, state, local and other tax consequences that may be relevant to them.

Taxation of Dividends. Distributions paid to a non-U.S. Holder generally will be subject to withholding of U.S. federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. However, distributions that are effectively connected with the conduct of a trade or business by a non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are attributable to a United States permanent establishment) are not subject to the withholding tax, provided certain certification and disclosure requirements (generally on an IRS Form W-8ECI) are satisfied. Instead, such distributions are subject to U.S. federal income tax on a regular graduated basis in the same manner as if the non-U.S. Holder were a United States person as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to the “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

A non-U.S. Holder who wishes to claim the benefits of an applicable income tax treaty (and avoid backup withholding, as discussed below) for dividends will be required (a) to complete IRS Form W-8BEN (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Code and is eligible for treaty benefits or (b) if Common Shares is held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. Special certification and other requirements apply to certain non-U.S. Holders that are pass-through entities rather than corporations or individuals.

A non-U.S. Holder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for a refund with the IRS.

If the amount of a distribution to a non-U.S. Holder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the non-U.S. Holder’s tax basis in the Common Shares, and then as capital gain. As discussed above under the caption “—Federal Income Taxation of U.S. Holders—Taxation of Dividends,” the Fund expects that only a portion of its distributions to its Common Shareholders with respect to the Common Shares will be treated as dividends for U.S. federal income tax purposes, although no assurance can be given in this regard. A return of capital or capital gain recognized by a non-U.S. Holder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to U.S. federal income tax, except as described below under “Taxation of Capital Gains”. However, the Fund, its paying agents or financial intermediaries through which a non-U.S holder owns Common Shares may apply U.S. federal tax withholding to such distributions because of uncertainty as of the time such distributions are made regarding the amount of the Fund’s earnings and profits for the applicable taxable year, and hence as to whether the distribution should be treated in whole or in part as a dividend. To the extent such withholding occurs, a non-U.S. Holder may seek a refund of the withheld tax by filing an appropriate claim for a refund with the IRS.

Taxation of Capital Gains. A non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain realized on the disposition of Common Shares unless:

•

the gain is effectively connected with a trade or business of the non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the non-U.S. Holder);

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•	the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

•	the Fund is or has been a “United States real property holding corporation” for U.S. federal income tax purposes.

An individual non-U.S. Holder described in the first bullet point immediately above will be subject to tax on the net gain derived from the sale under regular graduated U.S. federal income tax rates. An individual non-U.S. Holder described in the second bullet point immediately above will be subject to a flat 30% tax on the gain derived from the sale, which may be offset by United States source capital losses, even though the individual is not considered a resident of the United States. If a non-U.S. Holder that is a foreign corporation falls under the first bullet point immediately above, the holder will be subject to tax on its net gain in the same manner as if the holder were a United States person as defined under the Code and, in addition, may be subject to the branch profits tax equal to 30% of its effectively connected earnings and profits or at such lower rate as may be specified by an applicable income tax treaty.

With respect to the third bullet point above, if the Fund is or becomes a “United States real property holding corporation,” so long as the Fund’s Common Shares are regularly traded on an established securities market (such as the NYSE), only a non-U.S. Holder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s Common Shares will be subject to U.S. federal income tax on the disposition of Common Shares. [The Fund is not expected to be a “United States real property holding corporation” for U.S. federal income tax purposes.]

Information Reporting and Backup Withholding.

U.S. Holders. In general, information reporting will apply to distributions in respect of Common Shares and the proceeds from the sale, exchange or other disposition of Common Shares that are paid to a U.S. Holder within the United States (and in certain cases, outside the United States), unless the holder is an exempt recipient. A backup withholding tax (currently at a rate of 28%, although the backup withholding rate will increase to 31% for payments after December 31, 2010) may apply to such payments if the holder fails to provide a taxpayer identification number (generally on an IRS Form W-9) or certification of other exempt status or fails to report in full dividend and interest income. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders. The Fund must report annually to the IRS and to each non-U.S. Holder the amount of distributions paid to such holder (whether treated as dividends or a return of capital) and the tax withheld with respect to such distributions. Copies of the information returns reporting such distributions and withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty.

A non-U.S. Holder will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that such holder is a United States person as defined under the Code), or such holder otherwise establishes an exemption. Dividends subject to withholding of U.S. federal income tax as described under the caption “—Federal Income Taxation of Non-U.S. Holders—Taxation of Dividends” above will not be subject to backup withholding.

Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale of Common Shares within the United States or conducted through certain United States-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such owner otherwise establishes an exemption.

Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a non-U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders should consult their tax advisors regarding the application of the information reporting and backup withholding rules to them.

Additional Withholding Requirements

Under recently enacted legislation, the relevant withholding agent may be required to withhold 30% of any dividends and the proceeds of a sale of Common Shares paid after December 31, 2012 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its United States accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements.

37

Medicare Tax on Net Investment Income

For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose a tax on the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest, dividends (including dividends paid with respect to our Common Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our Common Shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Common Shareholders are advised to consult their own tax advisors regarding additional taxation of net investment income.

Investment by Tax-Exempt Investors

Employee benefit plans and most other organizations exempt from U.S. federal income tax, including individual retirement accounts and other retirement plans, are subject to U.S. federal income tax on UBTI. Because the Fund is a corporation for U.S. federal income tax purposes, an owner of Common Shares will not report on its federal income tax return any of the Fund’s items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of Common Shares unless its ownership of Common Shares is debt-financed. In general, Common Shares would be debt-financed if the tax-exempt owner of Common Shares incurs debt to acquire Common Shares or otherwise incurs or maintains a debt that would not have been incurred or maintained if those Common Shares had not been acquired.

Investment by Regulated Investment Companies

As stated above, a holder of Common Shares will not report on its federal income tax return any of the Fund’s items of gross income, gain, loss and deduction. Instead, the shareholder will simply report income with respect to Fund distributions or gain with respect to the sale of Common Shares. Thus, distributions with respect to the Common Shares will result in income that is qualifying income for a regulated investment company. Furthermore, any gain from the sale or other disposition of Common Shares will constitute gain from the sale of stock or securities and will also result in income that is qualifying income for a regulated investment company. Finally, Common Shares will constitute qualifying assets for purposes of the diversification tests applicable to regulated investment companies, which generally must own at least 50% in qualifying assets and not more than 25% in certain non-qualifying assets at the end of each quarter, provided such regulated investment companies do not violate certain percentage ownership limitations with respect to the Fund’s shares.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ropes & Gray LLP serves as counsel to the Fund, and is located at ..                          have been appointed as independent accountants for the Fund. The statement of assets and liabilities of the Fund as of                 , 2010 included in this Statement of Additional Information has been so included in reliance on the report of                 , New York, New York, independent auditors, given on the authority of the firm as experts in auditing and accounting.

38

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements

Part A—None

Part B—Report of Independent Registered Public Accounting Firm**

Statement of Assets and Liabilities**

2.	Exhibits

(a)	Amended Articles of Incorporation*
(b) (c) (d)(i)	By-Laws* Not applicable Form of specimen share certificate**
(d)(ii)	The rights of security holders are defined in the Registrant’s Articles of Incorporation (Article FIFTH, SEVENTH and EIGHTH) and the Registrant’s By-Laws (Article II and Article VI).
(e)	Form of Dividend Reinvestment Plan**
(f)	Not applicable
(g)	Form of Investment Management Agreement**
(h)	Form of Underwriting Agreement**
(i)	Not applicable
(j)	Form of Custodian Agreement**
(k)(i)	Form of Transfer Agency, Registrar and Dividend Disbursing Agency Agreement**
(k)(ii)	Form of Administration Agreement**
(l)(i)	Opinion and Consent of Ropes & Gray LLP**
(l)(ii)	Opinion and Consent of _____________**
(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm**
(o)	Not applicable
(p)	Form of Investment Representation Letter**
(q)	Not applicable
(r)	Code of Ethics of the Fund and the Investment Manager**
(s)	Power of Attorney**

*	Filed herewith.
**	To be filed by amendment.

Item 26. Marketing Arrangements

See Exhibit 2(h).

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the expenses to be incurred in connection with the offer described in this Registration Statement:

Registration and Filing Fees	$	_________________
FINRA Fees
New York Stock Exchange Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses

Total	$	_________________

Item 28. Persons Controlled by or under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of [ ], of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial interest, par value $0.01 per share	[	]

Item 30. Indemnification

It is the Registrant’s policy to indemnify its directors and officers to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article NINTH of Registrant’s Articles of Incorporation, and Article VIII of the Registrant’s By-Laws. The liability of the Registrant’s directors and officers is dealt with in Article NINTH of Registrant’s Articles of Incorporation. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s investment manager (the “Investment Manager”), for any loss suffered by the Registrant or its shareholders is set forth in Section 5 of the Investment Management Agreement.

The Registrant has agreed to indemnify the Underwriters of the Registrant’s common stock to the extent set forth in Exhibit 2(h).

Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31. Business and other Connections of Investment Adviser

This information, with respect to the Investment Manager, is set forth under the caption “Management of the Fund” in the Prospectus and in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement.

The following is a list of the directors and officers of the Investment Manager. Unless otherwise indicated, none of the persons listed below has had other business connections of a substantial nature during the past two fiscal years other than as stated in the Prospectus forming Part A of this Registration Statement.

Name	Title	Other Business/Position Held/Dates
Robert H. Steers	Co-Chairman and Co-Chief Executive Officer, Director	*

Martin Cohen	Co-Chairman and Co-Chief Executive Officer, Director	*

Joseph M. Harvey	President	*

Adam M. Derechin	Executive Vice President and Chief Operating Officer	*

Matthew S. Stadler	Executive Vice President and Chief Financial Officer	*

Frank Poli	Executive Vice President, General Counsel	Quantum Sphere, Inc., Board of Directors, 2006 - present

Douglas R. Bond	Executive Vice President	*

William J. Frischling	Executive Vice President	*

Name	Title	Other Business/Position Held/Dates
Stephen Dunn	Executive Vice President	*

William F. Scapell	Senior Vice President, Director of Fixed Income Investments	*

Robert Becker	Senior Vice President	*

Thomas Bohjalian	Senior Vice President	*

Yigal Jhirad	Senior Vice President	*

James Giallanza	Senior Vice President	*

Bernard Doucette	Senior Vice President and Chief Accounting Officer	*

Richard E. Helm	Senior Vice President	*

Norbert Berrios	Senior Vice President	*

Salvatore Rappa	Senior Vice President and Associate General Counsel	*

Lisa Phelan	Senior Vice President and Director of Compliance	*

Tina M. Payne	Senior Vice President and Associate General Counsel	*

Michele Nolty	Senior Vice President	*

Terrance R. Ober	Senior Vice President	*

Robert Tisler	Senior Vice President	*

Frank Zukowski	Senior Vice President	*

David Edlin	Senior Vice President	AllianceBernstein Investments, National Sales Manager, 2006 - 2008

Steven Buckridge	Senior Vice President	Bear Stearns & Co. Inc., Senior Managing Director, 2000 - 2008

Stephen Coyle	Senior Vice President	Citigroup Property Investors, Managing Director, 2002 - 2008

Scott Crowe	Senior Vice President	*

Brooks Hamblett	Senior Vice President	*

Christopher Henderson	Senior Vice President	Bear Stearns, Managing Director, 2005 - 2008

James McAdams	Senior Vice President	*

Charles McKinley	Senior Vice President	*

Nancy Norton	Senior Vice President	*

Matthew Pace	Senior Vice President	Pace Metals, Inc., Vice President. 1996 - present; Pace Glass, Inc., Vice President, 1996 - present

Edward Rieger	Senior Vice President	*

Shui Seto	Senior Vice President	*

Todd Voigt	Senior Vice President	Cliffwood Partners LLC, Senior Vice President, Portfolio Manager, 1997 - 2008

Ben Morton	Senior Vice President	*

Matthew Karcic	Senior Vice President	*

Name	Title	Other Business/Position Held/Dates
John Cheigh	Senior Vice President	*

Anthony Ialeggio	Senior Vice President	Alliance Bernstein Investments, Managing Director, 2000 - 2010

James MacPherson	Senior Vice President	Financial Products Group, Inc., Founder/Consultant, 2009-2010, Nuveen Investments, Managing Director, 2003-2008

Brendan Murray	Vice President	American Century Investments, Vice President, 2003-2010

Sandra Morgan	Vice President	*

Neil Bloom	Vice President	KPMG LLP, Senior Tax Manager, 2004 - 2008

Anatoliy Cheravach	Vice President	*

Austin Fagan	Vice President	*

Julie Fordyce	Vice President	*

Mary Gordon	Vice President	JPMorgan Chase & Co., Vice President, 1998 - 2008

Janet Haley	Vice President	*

Stephen Lavine	Vice President	Credit Suisse, Consultant, 2009 - 2010 Goldman Sachs, Vice President, 2005 - 2008

Theodore Holder	Vice President	Principal Global Investors, Director, Senior Investment Specialist, Mid- Atlantic, 2008 - 2009 Nuveen Investments, Vice President, Advisor Consultant, 1998 - 2008

Andrew Humble	Vice President	*

Jason Williams	Vice President	WisdomTree Asset Management, Inc., Regional Director, 2007 - 2010

Joseph Williams	Vice President	Evergreen Investments, Regional Vice President, 2008 - 2009

Adam Johnson	Vice President	*

Stephen Joslin	Vice President	Merrill Lynch, Vice President, 2000 - 2008

Joanna Kennedy	Vice President	*

Lester Lay	Vice President	*

Jamelah Leddy	Vice President	*

Michael Loftus	Vice President	*

Kevin Lotti	Vice President	*

Mark Miness	Vice President	Wellington Management Company, Associate Director, 2004 - 2008

Erica Piserchia	Vice President	*

Ronald Pucillo	Vice President	*

Kim Spellman	Vice President	*

Name	Title	Other Business/Position Held/Dates
Dev Subhash	Vice President	Citigroup, Inc., Vice President, Assistant Portfolio Manager, 1999 - 2008

Stephen Tone	Vice President	*

Thomas Watkins	Vice President	*

Pascal van Garderen	Vice President	*

Elaine Zaharis-Nikas	Vice President	*

Luis Polit	Vice President	*

Ted Valenti	Vice President	*

Antonia Montanari	Vice President	*

Michael DeGroff	Vice President	*

Scott Dwyer	Vice President	*

Jonathan Geurkink	Vice President	*

Gary Kessler	Vice President	*

Deborah Krisbergh	Vice President	*

Jiang Xin	Vice President	*

Jason Yablon	Vice President	*

Samantha Yablon	Vice President	*

Jamie Zimmerman	Vice President	*

Patrick Evans	Vice President	BlackRock, Inc., Vice President, 2006 - 2009

Matthew McAvoy	Vice President	Forum Securities LLC, Vice President, 2009 Citi Property Investors, A Division of Citi Alternative Investments, Vice President, 2005 - 2009

Mark Dickinson	Vice President	Legg Mason, Inc., Vice President, 2001 - 2009

Michael Miller	Vice President	Denver Investment Advisors, LLC, Vice President, 1998 - 2008 Legg Mason, Inc., Vice President, 2008 - 2009

Damien Porras	Vice President	AllianceBernstein, Vice President, 2004 - 2010

Julia Chin	Vice President	*

Gustaf Colliander	Vice President	*

Colleen Dean	Vice President	*

Judy Diaz	Vice President	Truesoft, Inc., President, 2006 - present

William Formosa	Vice President	*

Heather Kaden	Vice President	MetLife, Inc., Director, 2004 - 2007

Matthew Kirschner	Vice President	*

Yue Zhang	Vice President	*

Item 32. Location of Accounts and Records

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Sub-Administrator and Custodian, State Street Bank and Trust Company. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1) Registrant undertakes to suspend the offering of shares until the prospectus is amended if, subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Registrant hereby undertakes that:

(a) for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance on Rule 430A and contained in the form of prospectus filed by Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on the 6th day of August, 2010.

COHEN & STEERS MLP FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Adam M. Derechin Adam M. Derechin	President and Chief Executive Officer (Principal Executive Officer)	August 6, 2010

/s/ James Giallanza James Giallanza	Treasurer (Principal Financial and Accounting Officer)	August 6, 2010

/s/ Martin Cohen Martin Cohen	Co-Chairman and Director	August 6, 2010

/s/ Robert H. Steers Robert H. Steers	Co-Chairman and Director	August 6, 2010

Index of Exhibits

(a)	Amended Articles of Incorporation
(b)	By-Laws